                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (section mark)240.14a-11(c) or
    (section mark)240.14a-12

                            First Union Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                Kent S. Hathaway
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
PAYMENT OF FILING FEE (Check the appropriate box):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:
     --------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
     --------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------
     5) Total fee paid:
     ---------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. 1) Amount Previously Paid:
     __________________________________________________________________________
     2) Form, Schedule or Registration Statement No.:
     __________________________________________________________________________
     3) Filing Party:
     __________________________________________________________________________
     4) Date Filed:
     __________________________________________________________________________

(First Union logo)

                                                            March 3, 1998

       Dear Stockholder:

        On behalf of the Board of Directors, I am pleased to extend to you an invitation to attend the Annual Meeting of Stockholders of First Union Corporation (the "Corporation") to be held in
       Charlotte, North Carolina, on Tuesday, April 21, 1998, beginning at 9:30 a.m., Eastern time.

        The notice of meeting and proxy statement which appear on the following pages contain information about matters which are to be considered at the meeting. During the meeting we will also review operating results for the past year and present other information concerning the Corporation and its subsidiaries. The meeting should be interesting and informative and we hope you will be able to attend.

        In order to ensure that your shares are voted at the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage-paid envelope at your earliest convenience. Every stockholder's vote is important, whether you own a few shares or many.

       Sincerely yours,

       /s/ Edward E. Crutchfield
       Edward E. Crutchfield
       Chairman and Chief Executive Officer

       First Union Corporation, One First Union Center, Charlotte, North Carolina 28288-0013

                            First Union Corporation
          One First Union Center, Charlotte, North Carolina 28288-0013
                            NOTICE OF ANNUAL MEETING
                          TO BE HELD ON APRIL 21, 1998
                                                              March 3, 1998
       The Annual Meeting of Stockholders (the "Meeting") of First Union Corporation (the "Corporation") will be held in the Auditorium, 12th floor, Two First Union Center, Charlotte, North Carolina, on Tuesday, April 21, 1998, at 9:30 a.m., Eastern time, for the purpose of considering and acting on the following matters:
            1. A PROPOSAL TO ELECT THE NINE NOMINEES NAMED IN THE ATTACHED
               PROXY STATEMENT AS DIRECTORS OF THE CORPORATION, SEVEN TO SERVE AS CLASS III DIRECTORS WITH TERMS EXPIRING AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS, ONE TO SERVE AS A CLASS I DIRECTOR WITH A TERM EXPIRING AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS, AND ONE TO SERVE AS A CLASS II DIRECTOR WITH A TERM EXPIRING AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS, IN EACH CASE UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED;
            2. A PROPOSAL TO APPROVE THE CORPORATION'S 1998 STOCK INCENTIVE
               PLAN;
            3. A PROPOSAL TO APPROVE THE CORPORATION'S 1998 EMPLOYEE STOCK
               PURCHASE PLAN;
            4. A PROPOSAL TO APPROVE THE CORPORATION'S 1999 EMPLOYEE STOCK
               PLAN;
            5. A PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK
               LLP AS AUDITORS OF THE CORPORATION FOR THE YEAR 1998; AND
            6. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
               OR ANY ADJOURNMENTS THEREOF.
       Only holders of record of the Corporation's Common Stock on the books of the Corporation at the close of business on February 23, 1998, are entitled to notice of and to vote at the Meeting.
       By Order of the Board of Directors,

     /s/ Marion A. Cowell, Jr.
     Marion A. Cowell, Jr.
     Secretary

       WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE THAT YOUR SHARES ARE VOTED AT THE MEETING. YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

                            First Union Corporation
          One First Union Center, Charlotte, North Carolina 28288-0013
                         ------------------------------
                                PROXY STATEMENT
                         ------------------------------
GENERAL
     The enclosed proxy is solicited on behalf of the Board of Directors of First Union Corporation (the "Corporation") in connection with the Annual Meeting of Stockholders of the Corporation (the "Meeting") to be held in the Auditorium, 12th Floor, Two First Union Center, Charlotte, North Carolina, on Tuesday, April 21, 1998, at 9:30 a.m., Eastern time. The accompanying form of proxy is for use at the Meeting if a stockholder does not attend the Meeting in person or wishes to have his shares voted by proxy even if he attends the Meeting. The proxy may be revoked by the person giving it at any time before it is exercised, by such person (i) giving written notice of such revocation to the Secretary of the Corporation, (ii) submitting a proxy having a later date, or
(iii) appearing at the Meeting and electing to vote in person. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified thereon. If no specification is made, proxies will be voted in favor of approval of Proposals 1 through 5 described below. This proxy statement and the enclosed proxy and 1997 Annual Report to Stockholders (the "Annual Report") are being first mailed to the Corporation's stockholders entitled to notice of and to vote at the Meeting, on or about March 10, 1998. The Annual Report does not constitute "soliciting material" and is not to be deemed "filed" with the Securities and Exchange Commission (the "Commission").
     If a stockholder is a participant in the Corporation's Dividend Reinvestment and Stock Purchase Plan (the "DRIP") the enclosed proxy represents the number of shares held in the DRIP by such holder as of the Record Date (as hereinafter defined), as well as the number of shares directly registered in such holder's name as of the Record Date.
     The Corporation will bear the cost of preparing this proxy statement and of soliciting proxies in the enclosed form. Proxies may be solicited by employees of the Corporation and its subsidiaries, either personally, by letter or by telephone. Such employees will not be specifically compensated for soliciting such proxies. In addition, the Corporation has retained Georgeson & Company, Inc. as proxy solicitors to provide certain services in connection with the solicitation of proxies. The fee for these services is $12,000, plus expenses. VOTING SECURITIES AND PRINCIPAL HOLDERS
     As of February 23, 1998 (the "Record Date"), the Corporation had outstanding 649,278,577 shares of common stock, par value $3.33 1/3 per share ("Common Stock"). Each holder of Common Stock will have the right to one vote for each share of such stock standing in such holder's name on the books of the Corporation as of the close of business on the Record Date, with respect to each matter voted on at the Meeting. The Corporation is not aware of any stockholder who was the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Record Date.
     The presence in person or by proxy of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of conducting business at the Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (I.E., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present.
                                       1

PROPOSAL 1.  ELECTION OF DIRECTORS
GENERAL INFORMATION AND NOMINEES
     The Corporation's Articles of Incorporation (as amended, the "Articles") provide that the Board of Directors shall be divided into three classes, each as nearly equal in number to the other as possible, and that at each annual meeting of stockholders, the stockholders shall elect the members of one of the three classes to three-year terms of office. The Articles also provide that the number of directors shall be determined from time to time by a majority of the directors then in office, but shall not be less than nine nor more than 30. For purposes of the election of directors at the Meeting the number of directors has been fixed at 22, seven directors in Class I, eight directors in Class II and seven directors in Class III. See "Other Matters Relating to Executive Officers and Directors -- CoreStates Acquisition".
     The terms of office of the current directors serving in Class III will expire at the Meeting and, except as otherwise indicated below, the terms of office of the current directors serving in Classes I and II will expire at the 1999 and 2000 Annual Meetings of Stockholders, respectively, in each case until their successors are duly elected and qualified.
     Edward E. Barr, G. Alex Bernhardt, W. Waldo Bradley, Norwood H. Davis, Jr., John R. Georgius, Frank M. Henry and Lanty L. Smith, each of whom, other than Mr. Davis, is currently serving as a director in Class III, are being nominated to serve as directors in Class III with terms expiring at the 2001 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Mr. Davis was a director of Signet Banking Corporation ("Signet") prior to the acquisition of Signet by the Corporation in November 1997, and is being nominated pursuant to the Corporation's agreement with Signet to add two directors of Signet to the Corporation's Board of Directors following the acquisition of Signet. The other former director of Signet being nominated is Malcolm S. McDonald, who was elected as a Class I director in December 1997 by the Board of Directors of the Corporation and is being nominated to serve as a Class I director with a term expiring at the 1999 Annual Meeting of Stockholders and until his successor is duly elected and qualified. In addition to the foregoing nominees, B.F. Dolan, who is currently serving as a Class III director, is being nominated to serve as a Class II director with a term expiring at the 2000 Annual Meeting of Stockholders and until his successor is duly elected and qualified.
     Directors who reach retirement age (I.E., age 70) during their term in office are to retire from the Board effective with the annual meeting of stockholders next following their 70th birthday, subject to the Board authorizing that such retirement be deferred when deemed appropriate. Pursuant to such authority, the Board has authorized the nomination of Mr. Dolan, who is 70 years old, as a Class II director, as indicated above.
     Directors of the Corporation will be elected by a plurality of the votes cast. Shares cannot be voted for a greater number of persons than the number of nominees named herein. Should any nominee be unavailable for election by reason of death or other unexpected occurrence, the enclosed proxy, to the extent permitted by applicable law, may be voted with discretionary authority in connection with the nomination by the Board of Directors and election of any substitute nominee. In addition, the Board may reduce the number of directors to be elected at the Meeting.
     PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THE ELECTION OF (I) THE SEVEN NOMINEES NAMED BELOW AS CLASS III DIRECTORS TO SERVE FOR TERMS EXPIRING AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS, (II) THE NOMINEE NAMED BELOW AS A CLASS I DIRECTOR TO SERVE FOR A TERM EXPIRING AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS, AND (III) THE NOMINEE NAMED BELOW TO SERVE AS A CLASS II DIRECTOR TO SERVE FOR A TERM EXPIRING AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS, IN EACH CASE UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.
                                       2

     Listed below are the names of the seven nominees to serve as Class III directors, the nominee to serve as a Class I director, the nominee to serve as a Class II director and the 13 incumbent directors who will be continuing in office following the Meeting, together with: their ages; their principal occupations during the past five years; any other directorships they hold with companies having securities registered under the Securities Exchange Act of 1934 (the "1934 Act"); the years during which their current consecutive terms as directors of the Corporation first commenced; and the number of shares of Common Stock they beneficially owned as of January 31, 1998. As of such date, no director beneficially owned more than 1% of the outstanding shares of Common Stock.

                                 Name, Age, Principal Occupation                     Director      Shares
                                 and Certain Other Directorships                      Since       Owned (1)
                 ---------------------------------------------------------------    ----------    ---------

CLASS III NOMINEES FOR ELECTION TO TERMS EXPIRING IN 2001
---------------  EDWARD E. BARR (61). Chairman, Sun Chemical Corporation, Fort         1996         130,575
(Photo)          Lee, New Jersey, a graphic arts materials manufacturer, since
                 January 1998. Formerly, Chairman, President and Chief Executive
                 Officer, Sun Chemical Corporation. Director, United Water
                 Resources Inc.
---------------  G. ALEX BERNHARDT, SR. (54). Chairman and Chief Executive             1992           1,528
(Photo)          Officer, Bernhardt Furniture Company, Lenoir, North Carolina, a
                 residential and executive office furnishings manufacturer, since August 1996. Formerly, President and Chief Executive
                 Officer, Bernhardt Furniture Company. Director, Duke Energy
                 Corporation. (1)
---------------  W. WALDO BRADLEY (64). Chairman, Bradley Plywood Corporation,         1986         104,554
(Photo)          Savannah, Georgia, a wholesale distributor of building
                 materials. Director, AGL Resources, Inc. (1)
---------------  NORWOOD H. DAVIS, JR. (58). Chairman of the Board and Chief                        107,993
(Photo)          Executive Officer, Trigon Healthcare, Inc., a managed
                 healthcare company, Richmond, Virginia. Director, Hilb, Rogal and Hamilton Company and Trigon Healthcare, Inc. (1)

                                       3

                                 Name, Age, Principal Occupation                     Director      Shares
                                 and Certain Other Directorships                      Since       Owned (1)
                 ---------------------------------------------------------------    ----------    ---------
---------------  JOHN R. GEORGIUS (53). President, the Corporation, since              1988         387,399
(Photo)          January 1998. Formerly, Vice Chairman, the Corporation, from
                 January 1996 to January 1998, and President, the Corporation,
                 prior to January 1996. (1)(2)
---------------  FRANK M. HENRY (64). Chairman, Frank Martz Coach Company,             1996         622,208
(Photo)          Wilkes-Barre, Pennsylvania, bus transportation. Director, Cable
                 Michigan, Inc. and Commonwealth Telephone Enterprises, Inc.
                 (1)(2)
---------------  LANTY L. SMITH (55). Chairman, The Greenwood Group, Inc.,             1987           4,000
(Photo)          Raleigh, North Carolina, a provider of technical and other temporary personnel in eastern North Carolina. Also, Chairman,
                 Precision Fabrics Group, Inc., Greensboro, North Carolina, a
                 manufacturer of technical, high-performance textile products, since November, 1997. Formerly, Chairman and Chief Executive
                 Officer, Precision Fabrics Group, Inc. Director, Oakwood Homes
                 Corporation.

CLASS I NOMINEE FOR ELECTION TO TERM EXPIRING IN 1999

---------------  MALCOLM S. McDONALD (59). Chairman and Chief Executive Officer       1997*         170,052
(Photo)          of the Virginia, Maryland and Washington, D.C. banking
                 operations of First Union National Bank ("FUNB"), since the
                 November 1997 acquisition of Signet by the Corporation.
                 Formerly, Chairman of the Board and Chief Executive Officer,
                 Signet, from December 1996 to November 1997, President and
                 Chief Executive Officer, May 1996 to December 1996, and
                 President and Chief Operating Officer, prior to May 1996. (1)
                 (2)

CLASS II NOMINEE FOR ELECTION TO TERM EXPIRING IN 2000

---------------  B. F. DOLAN (70). Investor. Formerly, Chairman, Textron, Inc.,        1977          54,582
(Photo)          Providence, Rhode Island, a manufacturer of aerospace,
                 consumer, industrial and other products. Director, FPL Group,
                 Inc. and Polaris Industries, Inc.

---------------
* Mr. McDonald was elected as a Class I director in December 1997 by the Board of Directors of the Corporation.
                                       4

                                 Name, Age, Principal Occupation                     Director      Shares
                                 and Certain Other Directorships                      Since       Owned (1)
                 ---------------------------------------------------------------    ----------    ---------
INCUMBENT CLASS I DIRECTORS -- TERMS EXPIRING IN 1999
---------------  ROBERT J. BROWN (63). Chairman, President and Chief Executive         1993           1,400
(Photo)          Officer, B&C Associates, Inc., High Point, North Carolina, a
                 public relations and marketing research firm. Director, Duke
                 Energy Corporation, Republic Industries, Inc. and Sonoco
                 Products Company. (1)
---------------  EDWARD E. CRUTCHFIELD (56). Chairman and Chief Executive              1977       1,005,065
(Photo)          Officer, the Corporation. Director, Bernhardt Industries, Inc.,
                 Liberty Corporation and VF Corporation. (1)(2)
---------------  R. STUART DICKSON (68). Chairman of the Executive Committee,          1985          62,192
(Photo)          Ruddick Corporation, Charlotte, North Carolina, a diversified holding company, since February 1994. Formerly, Chairman,
                 Ruddick Corporation. Director, Dimon Incorporated, PCA
                 International, Inc., Ruddick Corporation, Textron, Inc. and
                 United Dominion Industries. (1)
---------------  JOSEPH NEUBAUER (56). Chairman and Chief Executive Officer,           1996          11,664
(Photo)          ARAMARK Corporation, Philadelphia, Pennsylvania, a service management company. Director, Bell Atlantic Corporation and
                 Federated Department Stores, Inc.
---------------  RUTH G. SHAW (50). Executive Vice President and Chief                 1990           2,000
(Photo)          Administrative Officer, Duke Energy Corporation, Charlotte,
                 North Carolina, an energy company, since June 1997. Formerly,
                 Senior Vice President, Corporate Resources, and Chief
                 Administrative Officer from April 1994 to June 1997, Duke
                 Energy Corporation, and Vice President, Corporate
                 Communications, prior to April 1994. Director, AppleSouth, Inc.
                 and Texas Eastern Products Pipeline Company. (1)

                                       5

                                 Name, Age, Principal Occupation                     Director      Shares
                                 and Certain Other Directorships                      Since       Owned (1)
                 ---------------------------------------------------------------    ----------    ---------
---------------  CHARLES M. SHELTON, SR. (62). General partner, The Shelton            1996           7,784
(Photo)          Companies, Charlotte, North Carolina, investments. (2)

CLASS II DIRECTORS -- TERMS EXPIRING IN 2000

---------------  A. DANO DAVIS (52). Chairman and Principal Executive Officer,         1997       2,923,714
(Photo)          Winn-Dixie Stores, Inc., Jacksonville, Florida, a food
                 retailer. Director, American Heritage Life Investment
                 Corporation and Winn-Dixie Stores, Inc. (1)
---------------  RODDEY DOWD, SR. (65). Chairman, Charlotte Pipe and Foundry           1988          20,493
(Photo)          Company, Charlotte, North Carolina, a manufacturer of pipe and fittings. Director, Ruddick Corporation. (1)
---------------  ARTHUR M. GOLDBERG (56). Executive Vice President (and                1996         433,428
(Photo)          President of Gaming Operations), Hilton Hotels Corporation,
                 Beverly Hills, California, lodging and casinos, since December
                 1996. Formerly, Chairman, President and Chief Executive
                 Officer, Bally Entertainment Corporation, Chicago, Illinois,
                 casinos and entertainment. Director, DiGiorgio Corporation and
                 Hilton Hotels Corporation. (1)
---------------  WILLIAM H. GOODWIN, JR. (57). Chairman, CCA Industries, Inc.,         1993         446,000
(Photo)          Richmond, Virginia, a diversified holding company. Director,
                 Basset Furniture Industries, Incorporated. (1)

                                       6

                                 Name, Age, Principal Occupation                     Director      Shares
                                 and Certain Other Directorships                      Since       Owned (1)
                 ---------------------------------------------------------------    ----------    ---------
---------------  RADFORD D. LOVETT (64). Chairman, Commodores Point Terminal           1985         363,092
(Photo)          Corp., Jacksonville, Florida, an operator of a marine terminal and a real estate management company. Director, American
                 Heritage Life Investment Corporation, Florida Rock Industries,
                 Inc., FRP Properties, Inc. and Winn-Dixie Stores, Inc.
---------------  MACKEY J. MCDONALD. (51). President and Chief Executive               1997           1,000
(Photo)          Officer, VF Corporation, Wyomissing, Pennsylvania, an apparel manufacturer. Director, Hershey Foods Corporation and VF
                 Corporation.
---------------  RANDOLPH N. REYNOLDS (56). Vice Chairman, Reynolds Metals             1993           1,218
(Photo)          Company, Richmond, Virginia, an aluminum manufacturer, since
                 January 1994. Formerly, Executive Vice President, Reynolds
                 Metals Company. Director, Reynolds Metals Company.

---------------
  (1) Each director and nominee named above has sole voting and investment power over the issued and outstanding shares of Common Stock beneficially owned by such director on January 31, 1998, except for the following shares over which the directors indicated, and such directors and the five current senior executive officers of the Corporation (Messrs. Crutchfield, Georgius, B.J. Walker, Vice Chairman, Robert T. Atwood, Executive Vice President and Chief Financial Officer, and Marion A. Cowell, Jr., Executive Vice President, Secretary and General Counsel) as a group, share voting and/or investment power: Mr. Bernhardt -- 764 shares; Mr.
      Bradley -- 4,322 shares; Mr. Brown -- 200 shares; Mr.
      Crutchfield -- 10,832 shares; Mr. A. Dano Davis -- 2,539,514 shares; Mr. Norwood H. Davis, Jr. -- 105,825 shares; Mr. Dickson -- 50,000 shares; Mr. Dowd -- 4,000 shares; Mr. Goldberg -- 22,266 shares; Mr.
      Goodwin -- 440,000 shares; Mr. Henry -- 14,568 shares; Mr. Malcolm S. McDonald -- 1,142 shares; Dr. Shaw -- 1,000 shares; and members of the group (including the foregoing) -- 3,283,133 shares.
      The directors and nominees named above and five senior executive officers of the Corporation beneficially owned a total of 7,414,497 shares, or approximately 1.2% of the outstanding shares of Common Stock as of January 31, 1998. Included in the calculation of the number of shares of Common Stock so owned are the following shares held under certain of the Corporation's employee benefit plans, including options which were exercisable on January 31, 1998, or within 60 days thereafter, by the directors indicated, and by the directors and such executive officers as a group: Mr. Crutchfield -- 475,512 shares; Mr. Georgius -- 214,762 shares; and members of the group (including the foregoing) -- 887,728 shares. Non-employee directors are not eligible to participate in any of the Corporation's stock option or other employee benefit plans.
                                       7

      The following directors and nominees named above disclaim beneficial ownership of certain shares of Common Stock held by certain of their related or other parties, as a result of which these shares are not included in the number of shares indicated above: Mr. Bradley -- 61,128 shares; Mr. Crutchfield -- 38,418 shares; and Mr. Georgius -- 2,387 shares.
  (2) See "Executive Compensation -- Employment Contracts" and "Other Matters Relating to Executive Officers and Directors".
COMMITTEES AND ATTENDANCE
  EXECUTIVE COMMITTEE. The Executive Committee of the Board of Directors held six meetings in 1997. The Committee is authorized, between meetings of the Board of Directors, to perform all duties and exercise all authority of the Board of Directors, except for those duties and authorities delegated to other committees of the Board of Directors or which are exclusively reserved to the Board of Directors by the Bylaws of the Corporation or by statute. The following directors are the current members of the Executive Committee: Dolan (Chairman), Crutchfield, Dickson, Goldberg, Goodwin, Leonard G. Herring (a retiring director), Lovett, Neubauer, Smith, Anthony P. Terracciano (a retiring director) and B.J. Walker (a retiring director).
  AUDIT COMMITTEE. The Audit Committee of the Board of Directors held six meetings in 1997. The principal responsibilities of the Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Corporation with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Corporation as may be directed by the Board of Directors. The following directors are the current members of the Audit
Committee: Bernhardt (Chairman), Howard H. Haworth (a retiring director) (Vice Chairman), Brown, Henry, Mackey J. McDonald and Reynolds.
  CREDIT/MARKET RISK COMMITTEE. The Credit/Market Risk Committee held six meetings in 1997. The Committee is authorized, among other things, to review the deposit base, allowance for loan losses, and funds management, market risk and lending policies of the Corporation, and to monitor the liquidity, investment portfolio, trading activities, non-performing assets and owned real estate of the Corporation. The following directors are the current members of the Credit/Market Risk Committee: Smith (Chairman), Shaw (Vice Chairman), A. Dano Davis, Dowd, Georgius, Goldberg and Terracciano.
  FINANCIAL SERVICES COMMITTEE. The Financial Services Committee of the Board of Directors held six meetings in 1997. The Committee is authorized, among other things, to review the commercial, consumer and mortgage banking, capital management and capital markets activities of the Corporation. The following directors are the current members of the Financial Services Committee: Goodwin (Chairman), Shelton (Vice Chairman), Georgius, Jack A. Laughery (a retiring director), Max Lennon (a retiring director), Neubauer, Terracciano and John D. Uible (a retiring director).
  HUMAN RESOURCES COMMITTEE. The Human Resources Committee of the Board of Directors (the "HR Committee") held six meetings in 1997. The HR Committee is authorized, among other things, to review and make recommendations to the Board of Directors regarding employee compensation, to administer various employee benefit plans, to act as the executive compensation committee of the Corporation and to monitor conditions of employment and personnel policies. The following directors are the current members of the HR Committee: Dickson (Chairman), Herring (Vice Chairman), Barr, Bradley, Dolan, Lovett and Dewey L. Trogdon (a retiring director).
  NOMINATING COMMITTEE. The Nominating Committee of the Board of Directors held one meeting in 1997. The Committee is authorized, among other things, to recommend the number of directors to be elected to the Board of Directors of the Corporation and its subsidiaries, to recommend any changes
                                       8
in Board membership, to recommend director prospects and to study the compensation for directors and recommend changes when appropriate. The following directors are the current members of the Nominating Committee: Dolan (Chairman), Dickson (Vice Chairman), Crutchfield, Goodwin, Herring, Lovett and Terracciano. The Corporation's Bylaws include provisions setting forth specific conditions under which persons may be nominated as directors of the Corporation at an annual meeting of stockholders. A copy of such provisions is available upon request to: First Union Corporation, One First Union Center, Charlotte, North Carolina 28288-0013, Attention: Corporate Secretary.
  ATTENDANCE. The Board of Directors of the Corporation held 12 meetings in 1997. In 1997, all of the directors attended at least 75% of the aggregate of the meetings of the Board of Directors of the Corporation and the above committees on which they served during the period they were directors and members of such committees, except for Messrs. Goldberg, Mackey J. McDonald and Uible, who were not able to attend at least 75% of such meetings due to illness, business or other conflicts.
                                       9

EXECUTIVE COMPENSATION
  The following information relates to all plan and non-plan compensation awarded to, earned by, or paid to (i) the Chief Executive Officer of the Corporation (the "CEO"), and (ii) the four other most highly compensated executive officers of the Corporation or a subsidiary of the Corporation, who were serving as executive officers of the Corporation or a subsidiary of the Corporation at December 31, 1997, and who the Corporation considers executive officers for purposes of such determination (the CEO and such executive officers, the "Named Officers").
Summary Compensation Table
  The following table sets forth for the Named Officers for each of the last three calendar years: (i) their name and principal position on December 31, 1997 (column (a)); (ii) year covered (column (b)); (iii) annual compensation (columns
(c), (d) and (e)), including (A) base salary (column (c)), (B) bonus (column
(d)), and (C) other annual compensation not properly categorized as salary or bonus (column (e)); (iv) long-term compensation (columns (f), (g) and (h)), including (A) the dollar value of any award of restricted stock (calculated by multiplying the closing sale price of the Common Stock on the date of grant by the number of shares awarded) (column (f)), (B) the sum of the number of stock options granted (column (g)) and (C) the dollar value of all payments pursuant to long-term incentive plans ("LTIPs") (column (h)); and (v) all other compensation for the covered year that the Corporation believes could not be properly reported in any other column of the table (column (i)).
                           SUMMARY COMPENSATION TABLE

                                                                                  Long-Term Compensation
                                                                          ---------------------------------------
                                                                                     Awards
                                            Annual Compensation           ----------------------------   Payouts
                                   -------------------------------------                   Securities   ---------
                                                            Other Annual    Restricted     Underlying     LTIP      All Other
     Name and Position              Salary         Bonus    Compensation   Stock Awards   Options/SARs   Payouts   Compensation
        on 12/31/97         Year    ($) (1)       ($) (1)     ($) (2)        ($) (3)          (#)        ($)(1)      ($) (4)
--------------------------- ----   ---------     ---------  ------------  --------------  ------------  ---------  ------------
            (a)             (b)       (c)           (d)         (e)            (f)            (g)          (h)         (i)
Edward E. Crutchfield       1997   1,025,000     2,050,000     104,120(5)   15,059,070            --    1,012,818     229,955
 Chairman and Chief         1996   1,025,000     2,050,000      38,763       1,170,000       200,000      850,000     192,119
 Executive Officer,         1995     850,000     1,700,000      36,319         834,811       122,690      835,000     190,387
 the Corporation
John R. Georgius            1997     725,000     1,450,000      23,854       1,083,510       100,000      701,562     151,178
 Vice Chairman,             1996     710,000     1,420,000      24,758         789,750       100,000      665,000     128,778
 the Corporation            1995     665,000     1,000,000      20,353         599,874        63,190      600,000     102,752
Anthony P. Terracciano (6)  1997   1,000,000     1,050,000          --       1,083,510       100,000      333,334      74,356
 President,                 1996   1,000,000     1,050,000          --         789,750       100,000           --      71,441
 the Corporation            1995          --            --          --              --            --           --          --
Byron E. Hodnett            1997     420,000       755,000       5,388         609,976        48,000      387,167     191,160
 Chief Executive Officer,   1996     420,000     1,255,000(7)   22,677         468,000        48,000      340,000     143,756
 First Union -- Florida     1995     395,000       475,000      14,000         295,350        30,800      325,000     116,148
Robert T. Atwood            1997     420,000       750,000      11,522         609,976        48,000      358,964      76,719
 Executive Vice             1996     420,000       700,000      20,448         468,000       100,000      250,000      54,353
 President and              1995     355,000       355,000      13,841         241,650        25,200      201,000      49,535
 Chief Financial Officer,
 the Corporation

---------------
(1) Amounts include dollars deferred by the Named Officers under the Corporation's voluntary Deferred Compensation Plans. At the election of the participants in such Plans, account balances are paid in a lump sum or in ten annual installments upon termination of employment due to death, disability or retirement, except in the event of a "change in control" of the Corporation where the successor or acquiring corporation does not elect to continue such Plans, in which case such balances are to be paid in a lump sum. The Corporation has established a nonqualified retirement trust (the "Trust") for the purpose of providing a source of funds to assist the Corporation in meeting its liabilities under certain unfunded nonqualified benefit plans, including the Deferred Compensation Plans and the Supplemental Retirement Plan. In its discretion, the Corporation may designate additional plans to be covered by the Trust. Prior to a "change in control" of the Corporation, benefits are paid from the Trust only upon the direction of the Corporation. Upon the occurrence of a "change in control", the Corporation is required to make an irrevocable asset contribution to the Trust in an amount sufficient to pay each plan participant or beneficiary the benefits to which such participant or beneficiary would be entitled pursuant to the terms of such plan as of the date on which the "change in control" occurs.
                                       10

(2) Represents reimbursement for payment of taxes and for personal benefits if such benefits total $50,000 or more for a Named Officer.
(3) The aggregate number of shares of restricted stock held as of December 31, 1997, and the value thereof as of such date, were as follows: Crutchfield:
    425,876 shares ($21,826,145); Georgius: 76,686 shares ($3,930,158);
    Terracciano: 0 shares ($0); Hodnett: 43,120 shares ($2,209,900); and Atwood:
    40,240 shares ($2,062,300). Restricted stock awards granted in 1997 vest at a rate of 20% per year over five years or upon termination due to death, retirement at age 65, or a "change in control" of the Corporation, except for a special restricted stock award consisting of 301,200 shares of Common Stock granted to Mr. Crutchfield, which vests in approximately equal amounts over a six-year period. See " -- HR Committee Report on Executive Compensation; 1997 Compensation for the CEO". Dividends on shares of restricted stock are paid at the same time dividends on the other outstanding shares of Common Stock are paid.
(4) Amounts shown for 1997 consist of the following:

                                                            Crutchfield    Georgius    Terracciano    Hodnett    Atwood
                                                            -----------    --------    -----------    -------    ------
Savings Plan matching contributions......................    $  61,500      42,900        59,900       25,200    25,200
Value of life insurance premiums.........................      122,968      24,334        13,110       13,937    28,807
Value of disability insurance premiums...................           --       3,420            --           --     8,191
Above market interest on deferred compensation...........        5,855      80,524         1,346      152,023    19,521
Special restricted stock award FTC filing fee (including
  reimbursement for related taxes).......................       39,632          --            --           --       --

   The value of life insurance premiums for Messrs. Crutchfield, Georgius, Hodnett and Atwood includes the value of premiums advanced by the Corporation under split-dollar life insurance agreements with the Corporation. The Corporation may terminate such agreements and receive its interest in the related life insurance policies under certain conditions, provided the Corporation may not terminate such agreements if certain of such conditions occur after a "change in control" of the Corporation.
(5) Represents reimbursement for payment of taxes and for personal benefits, including membership dues ($26,297), personal use of automobile ($16,848) and financial planning assistance.
(6) Mr. Terracciano was not employed by the Corporation prior to January 1, 1996. Mr. Terracciano retired as an employee of the Corporation on December 31, 1997. See " -- Employment Contracts".
(7) Includes a $500,000 special incentive bonus.

Option/SAR Grants Table
     The following table sets forth with respect to grants of stock options made during 1997 to each of the Named Officers: (i) the name of such officer (column
(a)); (ii) the number of options granted (column (b)); (iii) the percent the grant represents of the total options granted to all employees during 1997 (column (c)); (iv) the per share exercise price of the options granted (column
(d)); (v) the expiration date of the options (column e)); and (vi) the Black-Scholes value of the options at grant date (column (f)).
                           OPTION/SAR GRANTS IN 1997

                                               Individual Grants
                -------------------------------------------------------------------------------
                 Number of Securities            % of Total
                Underlying Options/SARs     Options/SARs Granted     Exercise or                       Black-Scholes
                      Granted (1)               to Employees         Base Price      Expiration     Grant Date Value (2)
    Name                  (#)                     in 1997              ($/Sh)           Date                ($)
------------    -----------------------     --------------------     -----------     ----------     --------------------
    (a)                   (b)                       (c)                  (d)            (e)                 (f)
Crutchfield                  --                       --                   --               --                   --
Georgius                100,000                      2.3                40.13          4/15/07            1,260,000
Terracciano             100,000                      2.3                40.13          4/15/07            1,260,000
Hodnett                  48,800                      1.1                40.13          4/15/07              604,800
Atwood                   48,800                      1.1                40.13          4/15/07              604,800

---------------
(1) Options granted are nonqualified stock options, except for options granted to Mr. Terracciano to purchase 2,492 shares of Common Stock, which are incentive stock options ("ISOs") under (section mark)422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options are exercisable after one year from the date of grant, subject to the limitations under
    (section mark)422, at an option exercise price equal to the market price of the Common Stock at the date of grant.
(2) The values shown reflect standard application of the Black-Scholes pricing model using (i) 60-month volatility (21.056%) and daily stock prices for the five years prior to grant date, (ii) an option term of ten years, (iii) an interest rate that corresponds to the U.S. Treasury rate with a ten-year maturity (6.89%), and (iv) dividends at the annualized rate in place on the date of grant ($1.16). The values do not take into account risk factors such as non-transferability and limits on exercisability. The Black-Scholes option pricing model is a commonly utilized model for valuing options. The model assumes that the possibilities of future stock returns (dividends plus share price appreciation) resemble a normal "bell-shaped" curve. In assessing the values indicated in the above table, it should be kept in mind that no matter what theoretical value is placed on a stock option on the date of grant, the ultimate value of the option is dependent on the market value of the Common Stock at a future date, which will depend to a large degree on the efforts of the Named Officers to bring future success to the Corporation for the benefit of all stockholders.
                                       11

Aggregated Option/SAR Exercises and Year-End Option/SAR Value Table
  The following table sets forth with respect to each exercise of stock options (or tandem stock appreciation rights ("SARs")) and freestanding SARs during 1997 by each of the Named Officers and the year-end value of unexercised options and SARs on an aggregated basis: (i) the name of such officer (column (a)); (ii) the number of shares received upon exercise, or if no shares were received, the number of securities with respect to which the options or SARs were exercised (column (b)); (iii) the aggregate dollar value realized upon exercise (column
(c)); (iv) the total number of unexercised options and SARs held at December 31, 1997, separately identifying the exercisable and unexercisable options and SARs (column (d)); and (v) the aggregate dollar value of in-the-money, unexercised options and SARs held at December 31, 1997, separately identifying the exercisable and unexercisable options and SARs (column (e)).
                  AGGREGATED OPTION/SAR EXERCISES IN 1997 AND
                      DECEMBER 31, 1997 OPTION/SAR VALUES

                                                      Number of Securities
                                                     Underlying Unexercised       Value of Unexercised
                                                          Options/SARs          In-the-Money Options/SARs
                                                       at 12/31/97 (#)(1)            at 12/31/97 ($)
                                                     ----------------------     -------------------------
                Shares Acquired        Value              Exercisable/                Exercisable/
    Name        on Exercise (#)     Realized ($)         Unexercisable                Unexercisable
------------    ---------------     ------------     ----------------------     -------------------------
    (a)               (b)               (c)                   (d)                          (e)
Crutchfield              --                  --           468,332/36,234           12,218,813/1,168,499
Georgius             63,440           1,993,780          207,632/132,258            5,339,344/2,080,028
Terracciano              --                  --                200,000/0                    3,312,000/0
Hodnett               5,574             137,956            86,186/78,218            2,161,488/1,389,337
Atwood                   --                  --            98,622/67,978            2,574,454/1,094,886

---------------
(1) Upon a "change in control" of the Corporation, all outstanding options granted under the 1992 Master Stock Compensation Plan will terminate; provided, however, optionholders will have the right immediately prior to such "change in control" to exercise such options, whether or not then exercisable. Upon such a "change in control", (i) all outstanding options under the 1996 Master Stock Compensation Plan will become exercisable and will remain exercisable for the term of such options, and (ii) the holders of such options may elect, in settlement thereof, a cash payment equal to the fair market value of the Common Stock at the date of the "change in control", less the applicable exercise price.
Long-Term Incentive Plan Awards Table
  The following table sets forth, with respect to each award made to a Named Officer in 1997 under any LTIP: (i) the name of such officer (column (a)); (ii) the number of shares, units or other rights awarded under any LTIP (column (b));
(iii) the performance or other time period until payout or maturation of the award (column (c)); and (iv) for LTIPs not based on stock price, the dollar value of the estimated payout or range of estimated payouts under the award (threshold, target and maximum amount), whether such award is denominated in stock or cash (columns (d) through (f)).
                LONG-TERM INCENTIVE PLANS -- AWARDS IN 1997 (1)

                                                                                   Estimated Future Payments under
                                                                                     Non-Stock Price-Based Plans
                                                   Performance or Other       ------------------------------------------
                        Number of Shares,         Period Until Maturation     Threshold        Target          Maximum
      Name          Units or Other Rights (#)            or Payout             ($ or #)      ($ or #)(2)     ($ or #)(3)
----------------    -------------------------     -----------------------     ----------     -----------     -----------
      (a)                      (b)                          (c)                  (d)             (e)             (f)
Crutchfield                                               3 years                    0         1,012,818       1,025,000
Georgius                                                  3 years                    0           701,562         725,000
Terracciano (4)                                                --                   --                --              --
Hodnett                                                   3 years                    0           387,167         420,000
Atwood                                                    3 years                    0           358,964         420,000

---------------
(1) See the Summary Compensation Table. Under the Corporation's Management Long-Term Cash Incentive Plan, if the Corporation achieves not less than a 10% average return on equity ("ROE") (calculated as indicated below under "HR Committee Report on Executive Compensation") for the three-year period ending each December 31, based on the Corporation's "adjusted net income" (as defined in such Plan), a contribution to a management incentive pool will be made, based on (i) the rank of the Corporation's
                                       12
    average ROE for the applicable period compared to the average ROE of the 25 largest bank holding companies in the U.S. for such period (ranging from a ranking of one to 13), and (ii) a percentage of base salaries of the participants in such Plan for the last year of the period (gradually decreasing from 50% of such salaries if the Corporation's rank is one, to 27% if such rank is 13). Participants receive awards under such Plan, subject to the discretion of the HR Committee, at the end of each three-year period on the basis of individual performance as determined by the HR Committee. The maximum potential award is 100% of base salary.
(2) Targets are not determinable. Awards indicated represent awards granted in 1997 for the 1994-1996 three-year period. Future awards may be higher or lower than such awards.
(3) Represents 1997 annual salaries, the maximum awards that can be granted in 1998 for the 1995-1997 three-year period.
(4) Mr. Terracciano retired as an employee of the Corporation on December 31, 1997, and therefore is ineligible to receive an award in 1998.
Pension Plan Table
  The following table sets forth the estimated annual benefits payable upon retirement under the Corporation's Pension Plan (including amounts attributable to the Corporation's Supplemental Retirement Plan) in the specified compensation and years of service classifications indicated below.
  The compensation covered by the Pension Plan includes basic compensation, overtime and certain incentive compensation. The portions of compensation which are considered covered compensation under the Pension Plan for the Named Officers are the salary amounts indicated in the Summary Compensation Table less deferred amounts. As of January 1, 1998, the credited full years of service under the Pension Plan were as follows: Mr. Crutchfield -- 32 years; Mr. Georgius -- 22 years; Mr. Terracciano -- eight years; Mr. Hodnett -- 25 years; and Mr. Atwood -- six years.
  The portions of compensation which are considered covered compensation under the Corporation's Supplemental Retirement Plan for the Named Officers (excluding Mr. Terracciano) are the annual salary, bonus and LTIP amounts indicated in the Summary Compensation Table. The Pension Plan is referred to in the table as "PP" and the Supplemental Retirement Plan as "SRP".

                                              Estimated annual retirement benefit, assuming a married
                                                participant, a straight life annuity and the years
                                                            of service indicated (1)(2)
                  ---------------------------------------------------------------------------------------------------------------
                       15 years              20 years              25 years               30 years                35 years
 Average annual   -------------------   -------------------   -------------------   ---------------------   ---------------------
  compensation      PP         SRP        PP         SRP        PP         SRP         PP          SRP         PP          SRP
----------------  -------   ---------   -------   ---------   -------   ---------   ---------   ---------   ---------   ---------
$1,250,000......  $33,937     356,874    45,250     481,692    56,562     606,509      67,874     731,326      71,725     727,919
 1,750,000......   33,937     518,669    45,250     697,418    56,562     876,167      67,874   1,054,916      71,725   1,051,508
 2,250,000......   33,937     680,464    45,250     913,144    56,562   1,145,825      67,874   1,378,506      71,725   1,375,098
 2,750,000......   33,937     842,259    45,250   1,128,871    56,562   1,415,483      67,874   1,702,095      71,725   1,698,688
 3,250,000......   33,937   1,004,054    45,250   1,344,597    56,562   1,685,141      67,874   2,025,685      71,725   2,022,278
 3,750,000......   33,937   1,165,848    45,250   1,560,324    56,562   1,954,799      67,874   2,349,275      71,725   2,345,867
 4,250,000......   33,937   1,327,643    45,250   1,776,050    56,562   2,224,457      67,874   2,672,864      71,725   2,669,457

---------------
(1) For the year ending December 31, 1998, the annual retirement benefit payable under the Corporation's Pension Plan is limited by federal law to $130,000 and the maximum covered compensation is limited to $160,000. For officers covered under the Corporation's Supplemental Retirement Plan (currently, a total of 20 in number), any excess annual retirement benefit (based on 30 or less years of service) which could not be paid under the Pension Plan because of such limitations would be payable under the Supplemental Retirement Plan. The foregoing is reflected in the table. Following a "change in control" of the Corporation, benefits earned under the Supplemental Retirement Plan would be payable in a lump sum actuarial equivalent, upon a participant's retirement or upon any modification to such Plan which would cause the actual or projected benefits payable under such Plan to be reduced.
(2) In December 1994, the Corporation entered into an agreement with Robert T. Atwood to provide a death benefit comparable to that provided under the Corporation's Supplemental Retirement Plan if Mr. Atwood should die before he becomes vested (I.E., completion of ten years of service) under such Plan.
                                       13

Compensation of Directors
  Directors of the Corporation receive a quarterly retainer of $11,250, plus $1,500 for each committee meeting attended and $2,000 for each meeting of the Board of Directors attended. In addition to the foregoing, the Chairman of each committee receives a quarterly fee of $2,500. Travel and accommodation expenses of directors incurred in traveling to and from meetings are reimbursed by the Corporation. Directors who are employees of the Corporation or its subsidiaries do not receive any directors' fees. Directors' fees totaling $1,797,425 were either paid by the Corporation to the directors of the Corporation in 1997 or deferred under the terms of the Corporation's Deferred Compensation Plan for Non-Employee Directors. Certain office space and secretarial services were provided by the Corporation to Mr. Uible (a retiring director), who formerly was Chairman and Chief Executive Officer of a corporation acquired by the Corporation in 1990. Messrs. Goldberg (a current director) and Henry (a current director and a nominee) also serve as advisory directors on the First Union-Atlantic advisory board and receive $1,200 per meeting attended of such board.
  Under the Corporation's Deferred Compensation Plan for Non-Employee Directors, directors of the Corporation who are not employees of the Corporation or any of its subsidiaries may defer payment of all or any part of their directors' fees (including fees payable as committee members). Amounts deferred under such Plan, plus interest, are payable after the end of the calendar year in which the director ceases to be a director, in annual installments over a ten-year period, unless otherwise determined by the HR Committee in its discretion. A total of 22 directors of the Corporation elected to defer $1,443,337 of their 1997 directors' fees under such Plan. Deferred fees may either earn interest or be valued based on the fair market value of the Common Stock, at the option of the director.
  All non-employee directors of the Corporation who serve as such for five years or more are eligible to participate in the Corporation's Retirement Plan for Non-Employee Directors. Under such Plan, after the end of the calendar year in which the director retires from the Board, the retired director is entitled to receive an annual retirement benefit equal to 80% of the amount of the annual director retainer in effect at the time the director retires.
Employment Contracts
  EDWARD E. CRUTCHFIELD. In August 1985, the Corporation and Edward E. Crutchfield entered into an employment agreement providing for the employment of Mr. Crutchfield as Chairman and Chief Executive Officer of the Corporation until December 31, 1990, subject to (i) the extension of such period of employment so that the unexpired portion thereof would be not less than five years, (ii) the right of either party to terminate the agreement at any time, and (iii) the right of Mr. Crutchfield to terminate the agreement if the Board of Directors changes such offices held by Mr. Crutchfield or the power and authority or duties or responsibilities attendant thereto. The agreement provides that Mr. Crutchfield's annual salary will not be less than $330,000 and that the Corporation, in its sole discretion, may award Mr. Crutchfield an annual bonus based on his performance and other factors. If the Corporation terminates the agreement other than for "cause" (as defined in the agreement) or if Mr. Crutchfield terminates the agreement as provided in (iii) above, the agreement provides that the Corporation will pay to Mr. Crutchfield an amount equal to the sum of (a) the result of multiplying (i) Mr. Crutchfield's then current annual salary by (ii) the number of years (including any fraction thereof) then remaining in the term of employment, and (b) the result of multiplying (i) the annual average short-term Management Incentive Plan bonus payable to Mr. Crutchfield during the three calendar years preceding the termination date by
(ii) the number of years (including any fraction thereof) then remaining in the term of employment. If Mr. Crutchfield terminates his employment other than as provided in (iii) above, he will be entitled to be paid 66 2/3% of his then current annual salary for a period of two
                                       14
years following termination of his employment, subject to termination of such payments if Mr. Crutchfield were to violate a two-year non-compete provision provided for in the agreement. The agreement also provides for a gross-up payment to Mr. Crutchfield equal to the amount of excise taxes (plus the applicable federal and state income, FICA and excise taxes due on such gross-up payment) payable by Mr. Crutchfield if his employment is terminated in conjunction with a "change in control" of the Corporation and such taxes become payable as a result of payments to Mr. Crutchfield under the agreement or otherwise, being deemed to be "excess parachute payments" for federal income tax purposes.
  JOHN R. GEORGIUS. In September 1995, the Corporation and John R. Georgius entered into an employment agreement providing for the employment of Mr. Georgius until December 31, 1998, subject to (i) automatic extension of such period of employment for additional one-year periods, (ii) the right of either party to terminate the agreement at any time, and (iii) the right of Mr. Georgius to terminate the agreement if he shall lose certain duties or responsibilities, as set forth in such employment agreement. The agreement provides that Mr. Georgius' annual salary will not be less than $665,000 and that the Corporation, in its sole discretion, may award Mr. Georgius annual incentive compensation based on his performance and other factors. If the Corporation terminates the agreement other than for cause (as defined in the agreement) or if Mr. Georgius terminates the agreement as provided in (iii) above, the agreement provides that the Corporation will pay to Mr. Georgius an amount equal to the sum of (a) the result of multiplying (i) Mr. Georgius' then current annual salary by (ii) the number of years (including any fraction thereof) then remaining in the term of employment, and (b) the result of multiplying (i) the average of the cash incentive compensation payable to Mr. Georgius during the three calendar years preceding the termination date by (ii) the number of years (including any fraction thereof) then remaining in the term of employment. If Mr. Georgius terminates his employment other than as provided in (iii) above, he will be entitled to be paid 66 2/3% of his then current annual salary for a period of one year following termination of his employment, subject to termination of such payments if Mr. Georgius were to violate a one-year non-compete provision provided for in the agreement. The agreement provides for a gross-up payment to Mr. Georgius equal to the amount of excise taxes (plus the applicable federal and state income, FICA and excise taxes due on such gross-up payment) payable by Mr. Georgius if his employment is terminated in conjunction with a "change in control" of the Corporation and such taxes become payable as a result of payments to Mr. Georgius under the agreement or otherwise, being deemed to be "excess parachute payments" for federal income tax purposes.
  ANTHONY P. TERRACCIANO. In connection with the execution of the agreement to acquire First Fidelity Bancorporation ("FFB") entered into in June 1995, the Corporation and Anthony P. Terracciano entered into an employment agreement providing for the employment of Mr. Terracciano for the five-year period following consummation of the acquisition of FFB by the Corporation, which occurred on January 1, 1996. The agreement provides that Mr. Terracciano's salary shall not be less than $1,000,000 per year and that his salary plus any bonus shall not be less than $2,000,000 per year. Mr. Terracciano's current salary is $1,000,000 per year. If Mr. Terracciano's employment is terminated for any reason during the term of employment (including Mr. Terracciano's retirement on December 31, 1997), Mr. Terracciano shall be entitled to be paid at a rate of $2,000,000 per year during the remainder of the term of employment. Upon expiration of the term of employment, the Corporation shall thereafter for the life of the second to die of Mr. Terracciano and his current spouse, guarantee to Mr. Terracciano or such spouse, retirement income of $1,200,000 per year, offset by certain other retirement benefits. Upon the death of Mr. Terracciano, the Corporation agrees to pay his designated beneficiary or his estate a death benefit of $3,000,000, offset by certain other death benefits. The agreement contains certain non-compete provisions with respect to Mr. Terracciano's employment
                                       15
with another financial institution during the term of employment within a specified geographical area. The agreement also provides for reimbursement of certain excise taxes, if any, payable as a result of any payments made to Mr. Terracciano by the Corporation or FFB. Mr. Terracciano retired as an employee of the Corporation on December 31, 1997, and is retiring as a director of the Corporation effective as of the date of the Meeting.
  MALCOLM S. MCDONALD. In connection with the execution of the agreement to acquire Signet entered into in July 1997, the Corporation and Malcolm S. McDonald entered into an employment agreement providing for the employment of Mr. McDonald for the five-year period following consummation of the acquisition of Signet by the Corporation, which occurred on November 28, 1997. The agreement provides that Mr. McDonald's base salary will be at least $700,000 per year and that he will be entitled to an annual bonus of at least $700,000. Upon expiration of the employment period, the Corporation will thereafter provide an annual retirement benefit for life (with a 50 percent joint and survivor benefit to his spouse) equal to $840,000 (subject to reduction by the receipt of social security benefits and certain other pension benefits). Pursuant to the agreement, Mr. McDonald was granted 40,000 shares of restricted Common Stock and an option to purchase 100,000 shares of Common Stock at an option exercise price of $48.25 per share, the last reported sale price per share of Common Stock on November 28, 1997. The option and restricted shares will vest in installments over a three-year period subject to acceleration as described below. In the event the employment of Mr. McDonald is terminated during the employment period by the Corporation without "cause" or by Mr. McDonald for "good reason," the Corporation will (i) pay Mr. McDonald a pro rata minimum annual bonus for the year of termination, (ii) continue to pay Mr. McDonald his base salary and minimum annual bonus through the employment period, (iii) provide Mr. McDonald and his spouse and dependents with continued medical and dental benefits for the lives of Mr. McDonald and his spouse, and (iv) vest the option and restricted stock grants. If Mr. McDonald terminates his employment without "good reason" during the employment period, he will receive the payments and benefits described in clauses, (i), (ii), (iii) and (iv) above. The agreement provides for a gross-up payment to be made to Mr. McDonald, if necessary, to eliminate the effects of the imposition of the excise tax under Section 4999 of the Code on payments made to Mr. McDonald and of the imposition of income and excise taxes on such gross-up payment. In addition, Mr. McDonald is a participant in the Corporation's Contract Executive Deferred Compensation Plan, pursuant to which he may elect to defer compensation for a period not less than five years, but not longer than ten years.
Compensation Committee Interlocks and Insider Participation
  The current members of the HR Committee who served during the period from April 1997 through December 1997 are Messrs. Barr, Bradley, Dickson, Dolan, Herring, Lovett and Trogdon, all of whom are independent, outside directors of the Corporation.
  Mr. Crutchfield serves on the Board of Directors of Bernhardt Furniture Company, and as one of the outside directors on the Compensation Advisory Committee of such Board. G. Alex Bernhardt, a director of the Corporation, serves as Chairman and Chief Executive Officer of Bernhardt Furniture Company. HR Committee Report on Executive Compensation
  The HR Committee had six regularly scheduled meetings during 1997, at which time it reviewed, evaluated and approved executive compensation and benefit recommendations without the presence of the CEO. The Corporation's executive compensation programs consist of elements that vary based on corporate performance (variable pay) and elements that do not (fixed pay). The variable component
                                       16
is substantial. Variable pay elements include a short-term incentive plan, stock compensation plans and a long-term cash incentive plan, which are further discussed below. These variable performance based elements represent from 47% to 95% of total compensation for executives covered under such plans. All plans are developed based on competitive information and administered to balance the interests of the executives with the performance of the Corporation and the interests of its stockholders.
  In its deliberations on executive pay, the HR Committee maintains the following standards:
    (Bullet) Programs are designed to attract, motivate, reward and retain high performing and dedicated management employees.
    (Bullet) In total, the compensation programs balance competitive need, corporate, individual and business unit performance, and affordability.
    (Bullet) Programs provide competitive financial security for executives and dependents in the event of death, disability or retirement.
  The HR Committee believes that the most meaningful performance and pay equity comparisons are made against companies of similar size and with similar business interests. In keeping with this belief, the HR Committee consistently uses the 25 largest bank holding companies in the U.S. as the comparator group when making compensation decisions. The Corporation ranked sixth in size among the group on December 31, 1997, based on total assets.
  The companies chosen for compensation comparisons in the most recent competitive study (I.E., the 25 largest bank holding companies) are not the same companies that comprise the published industry index in the performance graph set forth below (I.E., the KBW 50 (as defined below)), although the 25 largest bank holding companies are included in the KBW 50. The HR Committee believes that the most direct competitors for executive talent are not necessarily all of the companies that would be included in a published industry index for comparing total stockholder value.
  The HR Committee believes that ROE is the most appropriate measure for evaluating the Corporation's results. In order to provide a consistent basis for comparison, the computation of ROE is based on the average of quarter-end stockholders' equity, excluding unrealized gains or losses on investment securities, as determined in accordance with the Statement of Financial Accounting Standards 115 ("SFAS 115"), "Accounting for Certain Investments in Debt and Equity Securities". The Corporation's Management Incentive Plan and the Corporation's Management Long-Term Cash Incentive Plan both rely on such ROE performance as a primary determinant of incentive payouts. The ROE calculations in 1996 and 1997 exclude one-time merger-related charges. The 1996 ROE calculation also excludes a one-time legislative special assessment on financial institutions that have deposits insured by the Savings Association Insurance Fund ("SAIF").
  The Corporation's and the HR Committee's general intent is to provide executive compensation consisting of base salaries, which when combined with awards made under the short-term Management Incentive Plan, the Management Long-Term Cash Incentive Plan and grants made under the Corporation's stock compensation plans, result in total compensation levels which approximate the relative rankings of asset size and ROE performance within the peer group. This result is achieved through the use of proxy data on total compensation for the five most highly compensated executives and financial performance data for the peer companies. For other executive officers, the HR Committee uses judgment based on this data. Each compensation decision is based on what is competitive for that compensation element relative to the peer group, as well as the impact of such decision on total compensation.
                                       17

  Because pay and performance levels at peer companies are not known at the time compensation decisions are made, the HR Committee does not know if the target compensation levels have been met until such peer information is made public. Therefore, the HR Committee looks at the historical relationship between pay and performance over time (typically a three-year period) as well as comparisons for a single year. For 1996, the Corporation's ROE performance peer group rank was eighth, the Corporation's asset size ranked sixth, and the total for all compensation for the Named Officers ranked seventh. It is the HR Committee's intent to address any variance between performance rank and compensation rank with future compensation decisions.
  The HR Committee's review of executive compensation relative to the $1,000,000 limit on tax deductible compensation under the Omnibus Budget Reconciliation Act of 1993 and the regulations promulgated thereunder ("OBRA") was made in the context of insuring the ability to balance sound compensation decisions with appropriate fiscal responsibility. The HR Committee's intention has been to modify the Corporation's executive compensation plans to minimize the possibility of lost deductions. However, it is also the HR Committee's intent to balance the effectiveness of such plans against the materiality of any possible lost deductions.
  To continue to meet these objectives, the HR Committee may from time to time change or adjust one or more of the Corporation's executive compensation plans or recommend the same to the Board of Directors, as it deems appropriate. Additionally, the Corporation from time to time employs an independent firm of employee benefit consultants to advise the Corporation and the HR Committee as to various matters relating to executive compensation.
  Base Salary
  The Corporation's base salary program targets base salaries for executive officers at market. As indicated above, the "market" for the Corporation is the 25 largest bank holding companies in the U.S., as measured by total assets. The HR Committee believes that base salary should be reflective of the executive's scope of responsibility, and further, that asset size is the best indicator of scope of responsibility. Accordingly, base salaries for executives are targeted to have the same relative rank among the peer group as asset size. For 1996, the Corporation's asset size ranked sixth among the peer group and the total base salaries for the Named Officers ranked third among the peer group. Any variances are addressed in determining the total compensation for the Named Officers. Base salary increases in 1997 were made as a result of the review of base salary market data.
  Short-Term Management Incentive Plan
  The Corporation's short-term Management Incentive Plan covering executive officers is funded based on the Corporation's ROE. For 1997, the threshold ROE was 13%. Individual awards may range from 0% to 200% of base salary. Determination of individual awards is based primarily on the Corporation's ROE, but includes a subjective assessment of individual performance, where permitted. Measures of individual performance include meeting business unit objectives, promoting corporate values and providing leadership to employees.
  The Corporation's ROE for 1997 was 18.86%, exceeding the threshold ROE by 45% and resulting in payments which ranged from 26% to 200% of base salaries.
                                       18

  Long-Term Incentive Program
  The long-term incentive program is composed of the following:
    (Bullet) The Corporation's stock compensation plans, which are made up of two elements: stock options and restricted stock awards. The HR Committee believes that issuing stock options and restricted stock to executives benefits the Corporation's stockholders by encouraging and enabling executives to own the stock of the Corporation, thus aligning executive pay with stockholder interests.
    (Bullet) The Corporation's Management Long-Term Cash Incentive Plan, which pays cash awards based on ROE performance. The Corporation's ROE rank for the period against the peer group determines the available pool from which awards may be made. The Corporation's ROE for the period, and individual performance, are considered in determining actual payouts from the plan.
  Award sizes for the stock plans, and payouts from the long-term cash plan, are set so that total compensation approximates the relative rankings of asset size and ROE performance within the peer group. The Corporation's 1996 ROE of 19.58% resulted in a three-year average ROE rank of eighth among the peer group, generating a pool of 41% of the aggregate base salaries of all participants in the long-term cash plan. This amount was distributed by the HR Committee in its discretion.
  The 1997 mix of the long-term incentive program awards was set subjectively. In determining the mix, the HR Committee balanced rewards for past performance with incentives for future performance, and took into account such factors as overall risk of the pay package, award sizes in prior years and cash/stock mix. Current holdings of stock were not considered.
  1997 Compensation for the CEO
  Mr. Crutchfield is eligible to participate in the same executive compensation plans available to the other executive officers as described above. Mr. Crutchfield's short-term Management Incentive Plan payout and Management Long-Term Cash Incentive Plan payout were based primarily on the Corporation's ROE, and included a subjective assessment of individual performance, where permitted. The Long-Term Cash Incentive Plan payout was based primarily on the Corporation's three-year average ROE as discussed above. In the case of the short-term Management Incentive Plan payout, the HR Committee considered the Corporation's overall financial performance in 1997 and success in meeting strategic objectives. The Corporation's 1997 ROE was 18.86%, return on assets was 1.39%, and net income applicable to common stockholders was $2.1 billion, (a 17% increase over 1996 net income applicable to common stockholders, excluding one-time merger-related charges and the one-time SAIF special assessment). The strategic objectives included one significant acquisition completed (I.E., Signet) and three additional acquisitions announced in 1997 (I.E., CoreStates Financial Corp, Covenant Bancorp, Inc. and Wheat First Butcher Singer, Inc.), as well as the continued expansion of initiatives involving capital markets and capital management. In addition, the Corporation continued to implement new service delivery channels through projects such as Customer Service Centers, Direct Bank, Remote Banking and the Internet. The Corporation continued to leverage its strategic advantage of having in place a single system technology foundation. The Corporation continued to strengthen overall performance through execution of consumer and staff area reengineering efforts, focusing particularly on the development and implementation of its Future Bank initiative. The restricted stock award made under the Corporation's stock compensation plan to Mr. Crutchfield in 1997 was based on the analysis discussed above. That is, the HR Committee set it so that Mr. Crutchfield's total compensation (excluding the special restricted stock award discussed below)
                                       19
would approximate the expected relative rankings of asset size and ROE performance within the peer group. No stock options were granted to Mr. Crutchfield in 1997. In addition to the restricted stock award made to Mr. Crutchfield under the Corporation's stock compensation plan, Mr. Crutchfield was granted a special restricted stock award in recognition of his exceptional leadership during the past ten years and in order to better assure the Corporation of such continued leadership. During this period the Corporation experienced outstanding financial performance, including (i) increased total stockholder return, (ii) dividends per share growth, (iii) book value per share growth, (iv) return on stockholder equity, (v) growth in total assets from $7.3 billion to $140.1 billion (over a twelve-year period), (vi) the integration of over 70 acquired financial institutions, and (vii) growth in market capitalization. In the aggregate, the variable performance based portion was 95% of Mr. Crutchfield's compensation. The 1985 employment agreement with Mr. Crutchfield described above had no impact on compensation decisions made with respect to Mr. Crutchfield during 1997.
  With respect to the HR Committee's use of the historical relationship between pay and performance described above, the Corporation's total assets and ROE performance for 1996 ranked sixth and eighth, respectively, among the peer group, and Mr. Crutchfield's base salary and total compensation ranked third and 11th, respectively.

R. STUART DICKSON, CHAIRMAN                B. F. DOLAN
LEONARD G. HERRING, VICE CHAIRMAN          RADFORD D. LOVETT
EDWARD E. BARR                             DEWEY L. TROGDON
W. WALDO BRADLEY
                                       20

Performance Graph
  The following graph compares (i) the yearly change in the cumulative total stockholder return on the Common Stock with (ii) the cumulative return of the Standard & Poor's 500 Stock Index ("S&P 500") and the Keefe, Bruyette & Woods, Inc. 50 Index ("KBW 50"). The graph assumes that the value of an investment in the Common Stock and in each index was $100 on December 31, 1992, and that all dividends were reinvested.
  The S&P 500 and the KBW 50 are market-capitalization-weighted indices, meaning that companies with a higher market value count for more in both indices. The KBW 50 is comprised of 50 bank holding companies, including all money-center and major regional bank holding companies.


                           TOTAL STOCKHOLDER RETURN
                   DECEMBER 31, 1992 THROUGH DECEMBER 31, 1997


(The Performance Graph appears here. The plot points are listed in the table below.)

                                                                                       December 31,
                                                                       --------------------------------------------
                                                                       1992    1993    1994    1995    1996    1997
                                                                       ----    ----    ----    ----    ----    ----
The Corporation.....................................................   $100     98     102     143     196     279
S&P 500.............................................................    100    110     112     153     188     251
KBW 50..............................................................    100    106     100     160     227     332

  The information set forth above under the subheadings "HR Committee Report on Executive Compensation" and "Performance Graph" (i) shall not be deemed to be "soliciting material" or to be "filed"
                                       21
with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the 1934 Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Corporation under such Act or the Securities Act of 1933, shall not be deemed to be incorporated by reference in any such filing.
OTHER MATTERS RELATING TO EXECUTIVE OFFICERS AND DIRECTORS
General
  The directors and executive officers of the Corporation and its subsidiaries who file reports with the Commission under Section 16(a) of the 1934 Act (including organizations with which they are affiliated and members of their immediate families) are customers of the Corporation's banking subsidiaries. In the opinion of management of the Corporation, the outstanding indebtedness and commitments in connection with the lending relationships of such directors and officers with the Corporation's banking subsidiaries were made in the ordinary course of business and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers and do not involve more than normal risk of collectibility or present other unfavorable features. During 1997, the aggregate monthly outstanding principal balances of loans made by the Corporation's banking subsidiaries to such directors and officers, including certain of their related interests, ranged from a high of approximately $2.4 billion to a low of approximately $1.3 billion.
Section 16(a) Beneficial Ownership Reporting Compliance
  Section 16(a) of the 1934 Act requires the Corporation's directors and certain executive officers of the Corporation and its subsidiaries covered by such Section, and any persons who own more than 10% of any class of the Corporation's equity securities, to file certain reports relating to their ownership of such securities and any changes in such ownership with the Commission and the New York Stock Exchange (the "NYSE") and to furnish the Corporation with copies of such reports. To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation or written representations relating thereto, during or prior to the year ended December 31, 1997, all
Section 16(a) filing requirements applicable to such officers, directors and greater than 10% owners were complied with, except as set forth in prior proxy statements and except for late filings by Mr. Crutchfield (relating to a gift of 90 shares by a third party to a trust of which Mr. Crutchfield is a trustee), Mr. Sid Tate (relating to a gift of 210 shares), Mr. Larry Wertz (relating to the exercise of an option for 650 shares), and Mr. Fred Winkler (relating to the exercise of an option for 6,000 shares).
Certain Other Relationships
  Mr. Henry (a current director and a nominee) is a partner in Frank M. Henry Associates, from which a subsidiary of the Corporation leases a branch office in Wilkes-Barre, Pennsylvania. The initial term expires on April 30, 2003, and the subsidiary has four five-year renewal options. The rent paid in 1997 totaled $73,140.
  Mr. Shelton (a current director) was the general partner and part owner of First Stratford Partnership ("Stratford"), a limited partnership that was dissolved in December 1997, and, together with other family members, he and such other family members are the controlling stockholders of Shelco, Inc. ("Shelco"), a general contractor. FUNB had a 40% ownership interest in Stratford and, together with an affiliate, leases space in an office building in Winston-Salem, North Carolina, that was formerly owned by Stratford. Mr. Shelton had a 10 1/2% ownership interest in Stratford and his brother also had a 10 1/2% ownership interest. The rent paid to Stratford by FUNB and its affiliate in 1997 totaled $416,782. FUNB received $85,743 in partnership distributions from Stratford in 1997 and received
                                       22

$1,487,537 in connection with the dissolution of Stratford. During 1997, the Corporation and its subsidiaries paid Shelco approximately $30.7 million for branch, office and tenant upfitting construction, including construction work on a 1,000,000 square foot, six-story Customer Information Center in Charlotte, North Carolina. The Corporation currently estimates that payments to Shelco for such construction in 1998 will total approximately $5.4 million.
CoreStates Acquisition
  In connection with the Corporation's pending acquisition of CoreStates Financial Corp ("CoreStates"), the Corporation agreed to elect or appoint six directors of CoreStates as directors of the Corporation following consummation of the CoreStates acquisition, including Terrence A. Larsen, CoreStates' Chairman and Chief Executive Officer. It is currently expected that the CoreStates acquisition will be consummated by April 30, 1998, subject to certain conditions of closing. The CoreStates acquisition agreement was approved by the Corporation's and CoreStates' stockholders on February 27, 1998. In addition, the Corporation's stockholders approved an increase in the number of authorized but unissued shares of Common Stock from 750,000,000 to 2,000,000,000 on such date. In connection with the execution of the agreement to acquire CoreStates, the Corporation entered into a five-year employment agreement with Mr. Larsen, effective as of the date the CoreStates acquisition is consummated.
PROPOSAL 2. APPROVAL OF THE CORPORATION'S 1998 STOCK INCENTIVE PLAN
GENERAL
  The Board of Directors of the Corporation adopted the 1998 Stock Incentive Plan (the "1998 Plan") in February 1998, subject to approval by the stockholders of the Corporation. Comparative data available to the Board of Directors indicates that over 80% of the Corporation's peer group of the 25 largest bank holding companies have stock plans similar to the 1998 Plan. The primary purposes of the 1998 Plan are to replace the 1996 Master Stock Compensation Plan (the "1996 Plan"), help align employees' long-term financial interests with those of stockholders, reinforce a performance-oriented culture and strategy, reward employees for increasing the Common Stock price over time, and attract, retain and motivate employees. The 1998 Plan authorizes the HR Committee to achieve these purposes by encouraging and providing for the acquisition of equity interests in the success of the Corporation by key employees through grants of stock options, SARs, and other stock awards (including restricted stock), any of which may be granted singly, in tandem or in combination as the HR Committee may determine. In the event the 1998 Plan is approved by the requisite vote of holders of Common Stock, no further awards will be made under the 1996 Plan.
  The 1998 Plan provides that in any calendar year up to 1.5% of the shares of the Common Stock outstanding, as reported in the Corporation's Annual Report on Form 10-K for the preceding year, may be subject to awards under the 1998 Plan. The 1996 Plan permitted 28,000,000 shares of Common Stock to be subject to awards, of which 12,782,540 such shares remain available for awards under the 1996 Plan as of February 28, 1998. The 1998 Plan provides that 5,000,000 unused shares under the 1996 Plan will be carried forward for awards under the 1998 Plan, in addition to the 1.5% indicated above. If any awards are forfeited or expire, shares of Common Stock represented by such forfeited or expired awards may again become available for issuance under the 1998 Plan, in addition to the 1.5% indicated above. In addition, any unused portion of the limit of awards for any calendar year may be carried forward for use in succeeding calendar years. Overall, no more than 500,000 shares represented by awards may be granted to any single individual in any calendar year under the 1998 Plan. Initially, 15,000,000 shares of Common Stock will be reserved for issuance under the 1998
                                       23

Plan, including the 5,000,000 shares to be carried forward from the 1996 Plan. These shares are authorized but unissued shares of Common Stock. To the extent shares of Common Stock are issued under the 1998 Plan, the percentage ownership of the outstanding shares of Common Stock held by the then existing stockholders of the Corporation will decrease. The last sale price of the Common Stock on the NYSE on March 3, 1998, was $52.75 per share.
  In the event of any change in the outstanding shares of Common Stock that occurs by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change (a "Corporate Change"), the aggregate number of shares of Common Stock subject to each outstanding option under the 1998 Plan, and its stated option price, may be appropriately adjusted by the HR Committee. In such event, the HR Committee will also have discretion to make appropriate adjustments in the number and type of shares subject to stock grants and any other awards then outstanding under the 1998 Plan. In addition, in the event of a "change of control" of the Corporation, each outstanding award granted under the 1998 Plan will become immediately exercisable and/or fully vested and nonforfeitable, as the case may be, unless the HR Committee provides otherwise.
ELIGIBILITY AND PARTICIPATION; ADMINISTRATION
  Participants in the 1998 Plan will be selected by the HR Committee from among those officers and other key employees of the Corporation or its subsidiaries who are in a position to contribute materially to the Corporation's continued growth and development and to its long-term financial success. It is anticipated that the current executive officers of the Corporation will receive options and stock awards (including restricted stock) under the 1998 Plan in such amounts and at such times as the HR Committee may determine.
  The HR Committee will be responsible for the administration of the 1998 Plan. The HR Committee is authorized to interpret the 1998 Plan, to prescribe, amend and rescind rules and regulations relating to the 1998 Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Corporation, and to make all other determinations necessary or advisable for the administration of the 1998 Plan, but only to the extent not contrary to the express provisions of the 1998 Plan. The HR Committee may delegate to one or more senior officers of the Corporation the authority to carry out some or all of its responsibilities provided that the HR Committee may not delegate its authority and powers in any way which would be inconsistent with the requirements of the Code or the 1934 Act.
  The HR Committee may alter, amend, suspend or discontinue the 1998 Plan or any agreements granted thereunder to the extent permitted by law. However, approval of the stockholders is necessary to increase the number of shares available for awards (except in connection with a Corporate Change) or to cancel any outstanding stock options or SARs for the purpose of replacing or regranting such options or SARs with an exercise price that is less than the original exercise price.
OPTIONS
  Options granted under the 1998 Plan will be exercisable at such times and be subject to such restrictions and conditions as the HR Committee in each instance approves, which need not be the same for all participants. Each option will expire at such time as the HR Committee determines at the time it is granted; provided, however, that no option may be exercisable later than the tenth anniversary date of its grant. Only incentive stock options ("ISOs") to purchase up to $100,000 of Common Stock (measured as of the date of grant of the option) may vest as to each optionee in each calendar
                                       24
year (taking into account all ISOs granted pursuant to any plan of the Corporation). No option intended to qualify as an ISO granted pursuant to the 1998 Plan may have an option price that is less than the fair market value of the Common Stock on the date the ISO is granted. The number of shares of Common Stock that may be issued pursuant to ISOs during the term of the 1998 Plan may not exceed 100,000,000 in the aggregate.
  The option price upon exercise of any option is payable to the Corporation in full by methods designated by the HR Committee, including, but not limited to
(i) in cash or its equivalent, (ii) by tendering shares of previously owned Common Stock having a fair market value at the time of exercise equal to the total option price, or (iii) by a combination of (i) and (ii). The proceeds from any such cash payments are added to the general funds of the Corporation and used for general corporate purposes. Pursuant to the foregoing and subject to the approval of the HR Committee, an optionee can apply the shares received upon the exercise of a portion of a stock option under the 1998 Plan to satisfy the exercise price for additional portions of the option, thereby enabling the optionee to effectively deliver a relatively small number of shares in satisfaction of the exercise price of a much larger option.
  In the event the employment of a participant is terminated by reason of death, disability or retirement, any outstanding options held by the participant shall become immediately exercisable. Unless the HR Committee determines otherwise, any such outstanding options will be forfeited on the expiration date of such options or within three years after such date of termination of employment, whichever period is shorter. Unless the HR Committee determines otherwise, if the employment of a participant shall terminate for any reason other than death, disability or retirement, any then outstanding but unexercisable options granted to such participant will be forfeited upon such termination of employment. Any then outstanding and exercisable options granted to such participant will be forfeited on the expiration date of such options or three months after such date of termination of employment, whichever period is shorter.
STOCK AWARDS; SARS
  The HR Committee may impose such restrictions on any stock awards (including shares of restricted stock) granted under the 1998 Plan as it may deem advisable, including, without limitation, continuous service requirements and/or achievement of performance goals. During the period of restriction, participants holding shares of restricted stock granted under the 1998 Plan may exercise full voting rights with respect to such shares and are entitled to receive all dividends and other distributions paid with respect to such shares. An SAR represents a right to receive a payment in cash, shares of Common Stock or a combination of both, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over an amount which is no less than the fair market value of the shares of Common Stock on the date of grant.
  In the event the employment of a participant is terminated because of normal retirement, disability or death, any remaining period of restriction applicable to a stock award shall automatically terminate, and any then outstanding SARs shall automatically become exercisable. Unless the HR Committee determines otherwise, in the event that such employment is terminated for any other reason during the period of restriction, then any shares still subject to restrictions at the date of such termination of employment, or any unexercisable SARs, shall automatically be forfeited and returned to the Corporation. In the event of early retirement or any involuntary termination of employment by the Corporation, the HR Committee may, in its sole discretion, waive the automatic forfeiture of any or all such shares and/or may add such new restrictions to such shares as it deems appropriate.
                                       25

TRANSFERABILITY
  No ISOs granted under the 1998 Plan, and during the applicable period of restriction, no stock awards granted under the 1998 Plan, may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Except as permitted by the HR Committee, non-qualified stock options ("Non-ISOs") may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Unless the HR Committee determines otherwise with respect to any rights other than those designated as ISOs, all rights granted to a participant under the 1998 Plan shall be exercisable during his lifetime only by such participant, or his guardian or legal representative. Upon the death of a participant, his personal representative or beneficiary may exercise his rights under the 1998 Plan. EFFECTIVE DATE
  If approved by the stockholders, the 1998 Plan will be effective on April 21, 1998. No grants may be made under the 1998 Plan after April 20, 2008.
CERTAIN FEDERAL TAX CONSEQUENCES
  An optionee will not be taxed at the time a Non-ISO is granted. In general, an employee exercising a Non-ISO will recognize ordinary income equal to the excess of the fair market value on the exercise date of the stock purchased over the option price. Upon subsequent disposition of the stock purchased, the difference between the amount realized and the fair market value of the stock on the exercise date will constitute capital gain or loss. The Corporation will not recognize income, gain or loss upon the granting of a Non-ISO. Upon the exercise of such an option, the Corporation is entitled to an income tax deduction equal to the amount of ordinary income recognized by the employee.
  An employee will not be taxed at the time an ISO is granted. In general, an employee exercising an ISO will not be taxed at the time an ISO is exercised if the stock purchased is held for at least one year after the exercise date and at least two years after the date of grant; provided, however, the bargain element of exercised ISOs is treated as a tax preference item under the alternative minimum tax rules.
  If such holding periods are satisfied, the difference between the option price and the amount realized upon subsequent disposition of the stock will constitute long-term capital gain or loss. Stock held at least 18 months following the date of exercise of the ISO will be taxed as "adjusted net capital gain" pursuant to
Section 1(h) of the Code. Stock held more than one year but less than 18 months will be taxed as "mid-term gain" pursuant to Section 1(h) of the Code. If such holding periods are not satisfied, the employee will recognize ordinary income to the extent of the lesser of the gain realized and the excess of the fair market value of the stock on the exercise date over the option price. Any gain realized in excess of the amount recognized as ordinary income by the employee will be capital gain. The Corporation will not recognize income, gain or loss upon the granting or exercise of an ISO, nor will it be entitled to any deduction upon the disposition of an ISO if the holding periods referred to above are satisfied. If such holding periods are not satisfied, the Corporation will be entitled to a deduction equal to the amount of the ordinary income recognized by the employee.
  An employee will not be taxed at the time an SAR is granted. Upon exercise of an SAR, the optionee will recognize ordinary income in an amount equal to the cash or the fair market value of the stock received on the exercise date (or, if an optionee exercising an SAR for shares of Common Stock is subject to certain restrictions, upon lapse of those restrictions, unless the optionee makes a special
                                       26
tax election under Section 83(b) of the Code, within 30 days after exercise, to have the income recognized at the time of transfer). The Corporation generally will be entitled to a deduction in the same amount and at the same time as the optionee recognizes ordinary income.
  In general, an employee who has received shares of restricted stock and who has not made an election under Section 83(b) of the Code to be taxed upon receipt, will include in his gross income as compensation income an amount equal to the fair market value of the shares of restricted stock at the earlier of the first time the rights of the employee are transferable or the restrictions lapse. The Corporation is entitled to a deduction at the time that the employee is required to recognize income, subject to the limitations set forth below.
  Under OBRA (as defined above under " -- HR Committee Report on Executive Compensation"), the allowable federal income tax deduction by a publicly held corporation for compensation paid or accrued with respect to the chief executive officer and the four other most highly compensated executive officers of such corporation serving as such at the end of such corporation's fiscal year (the "Actual OBRA Officers") is limited to no more than $1,000,000 per year (the "OBRA Limitation"), subject to certain exemptions, including an exemption relating to performance-based compensation that is payable (i) solely on account of the achievement of one or more performance goals established by a compensation committee consisting exclusively of two or more outside directors,
(ii) under a plan the material terms of which are approved by the stockholders, and (iii) solely upon certification by the compensation committee that the performance goals and other material conditions precedent to the payment have been satisfied.
  The 1998 Plan provides that prior to April 1 of each year, the HR Committee shall determine the executive officers of the Corporation and its subsidiaries whose compensation the HR Committee determines may be subject to the OBRA Limitation (the "Expected OBRA Officers") and a performance goal that will need to be attained by the Corporation in order to permit performance stock awards to be granted to the Expected OBRA Officers. The performance criteria that may be used by the HR Committee in granting awards contingent on performance goals for Expected OBRA Officers consist of earnings or earnings growth; return on equity, assets or investment; revenues; expenses; stock price; market share; charge-offs; or reductions in non-performing assets. Such performance goals may be particular to an employee, or the division, department, branch, line of business, subsidiary or other unit in which the employee works, or may be based on the performance of the Corporation generally. The HR Committee may select one criterion or multiple criteria for establishing and measuring such performance goals.
  The 1998 Plan provides that the value of performance stock awards granted to an Expected OBRA Officer (the fair market value on date of grant times the number of shares subject to the performance stock award) shall equal 300% (versus 200% in the 1996 Plan) of such Expected OBRA Officer's base salary for the calendar year preceding the date of grant; provided, however, that such value may not exceed $4,500,000 (versus $3,000,000 in the 1996 Plan); and provided, further, that the HR Committee may reduce the number of shares to be granted in such performance stock award. In February 1997, the HR Committee determined the officers of the Corporation expected to be the Actual OBRA Officers (including the Named Officers indicated above) and the performance goal that the Corporation needed to attain in 1997 (an ROE of 13%) in order to permit shares of restricted stock to be granted to the Expected OBRA Officers in 1998. As indicated above under " -- HR Committee Report on Executive Compensation", the Corporation's ROE for 1997 (calculated as indicated thereunder) was 18.86%. The shares of restricted stock that will be issued to the Expected OBRA Officers pursuant to the satisfaction of such performance goal will be issued under the 1998 Plan (subject to the limitations and conditions set forth in the 1996
Plan), if the 1998 Plan is approved by the stockholders of the Corporation. In February 1998, the HR Committee determined the Expected OBRA Officers
                                       27

(including certain of the Named Officers indicated above) and a performance goal that the Corporation will need to attain in 1998 (an ROE of 15%) in order to permit performance stock awards to be granted to the Expected OBRA Officers in 1999 under the 1998 Plan, if approved by the stockholders. An executive officer not designated as an Expected OBRA Officer prior to the beginning of the year for which performance stock awards are granted may thereafter become an Actual OBRA Officer during the period of the grant, in which case the Corporation may not be able to deduct all or a portion of the compensation payable to such executive officer with respect to such performance stock awards.
  The HR Committee may grant awards under the 1998 Plan which are not based on the performance criteria specified above, in which case the compensation paid under such awards to officers to which Section 162(m) of the Code is applicable may not be deductible. The HR Committee, however, may not grant stock awards in lieu of performance stock awards that are not granted because of the failure to meet the performance goals specified for a particular year.
NEW PLAN BENEFITS
  As described above, the selection of employees who will receive awards under the 1998 Plan, if it is approved by the stockholders, and the size and type of awards will be determined by the HR Committee in its discretion. No awards have been made under the 1998 Plan, nor are any such awards now determinable; therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees in 1998. The number of shares of Common Stock covered by options and the number of shares of restricted stock which were granted in April 1997 to the Named Officers is set forth above under " -- Executive Compensation".
  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE HOLDERS OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED TO APPROVE THE 1998 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1998 PLAN. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" APPROVAL OF THE 1998 PLAN.
                                       28

PROPOSAL 3. APPROVAL OF THE CORPORATION'S 1998 EMPLOYEE STOCK
PURCHASE PLAN
GENERAL
  The Board of Directors of the Corporation adopted the 1998 Employee Stock Purchase Plan (the "1998 ESPP") in February 1998, subject to the approval of the stockholders of the Corporation. The Corporation has offered several plans similar to the 1998 ESPP in the past. The employee stock purchase plans are intended to encourage ownership of Common Stock by employees and to encourage employees to remain with the Corporation or its subsidiaries through an opportunity to share in the increased value of the Common Stock to which the employees contribute. The plans are for the benefit of all eligible full-time employees of the Corporation and its corporate subsidiaries, both officers and non-officers.
ELIGIBILITY AND PARTICIPATION; ADMINISTRATION
  The 1998 ESPP authorizes the Corporation to issue options to eligible employees to purchase shares of Common Stock at 85% of the fair market value of Common Stock on August 3, 1998, or if lesser, and to the extent such options are not exercised or forfeited prior to June 30, 2000, at 85% of the fair market value of the Common Stock on such date. Administration of the 1998 ESPP will be vested in the HR Committee. All employees of the Corporation or its corporate subsidiaries (excluding employees whose scheduled employment is less than 20 hours per week or less than five months per year) who complete one or more years of continuous service as of August 3, 1998, will be eligible to participate (except any employee who would own immediately after the grant, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the corporation employing such employee or the parent or a subsidiary of such corporation). Each participant will be granted the right to purchase one share of Common Stock for each $250 of annual compensation reflected on the corporate payroll system as benefits salary on July 31, 1998. Employees may purchase their optioned shares on September 15, 1998, and on any business day thereafter during the term of the 1998 ESPP, subject to the prior occurrence of one of the following events: (i) termination of employment other than because of death;
(ii) purchase of all shares which the participant elected to purchase, prior to the end of the purchase period; or (iii) withdrawal from the 1998 ESPP. If a participant's employment is terminated for any reason other than because of death, any exercisable options held by such participant may be exercised no later than the earlier of the last day of the month after the month in which such termination occurs and June 30, 2000. If a participant's employment is terminated because of death, any exercisable options held by such participant at the time of death may be exercised by such participant's personal representative or beneficiary on or before June 30, 2000.
  Purchase rights are not transferable except by will or by the laws of descent and distribution. Shares offered under the 1998 ESPP will be subject to adjustment in the case of stock dividends, stock splits and certain other stock changes. In addition, no option granted under the 1998 ESPP will permit a participant to purchase in any single calendar year shares of stock, together with all other shares which the participant may be entitled to purchase under all employee stock purchase plans in such year, at a rate in excess of $25,000 in fair market value (such fair market value determined at the time the option is granted) for each calendar year in which such option is outstanding (the "$25M Limit").
                                       29

NEW PLAN BENEFITS
  The following table sets forth the number of shares of Common Stock underlying options that would have been granted under the 1998 ESPP to the individuals and groups indicated if the effective date of the 1998 ESPP were January 31, 1998, subject to the $25M Limit. The "Dollar Value" column represents the number of such optioned shares times the difference (i) between the assumed option price of such shares (based on 85% of $47.875, the market price of the Common Stock on such date), and (ii) such market price, subject to the $25M Limit.

                                                                                          1998 Employee Stock
                                                                                             Purchase Plan
                                                                                    -------------------------------
                                                                                                     No. of Shares
                                                                                    Dollar Value    With $25M Limit
                                                                                    ------------    ---------------
Crutchfield......................................................................   $      7,514           1,045
Georgius.........................................................................          7,514           1,045
Terracciano (1)..................................................................             --              --
Hodnett..........................................................................          7,514           1,045
Atwood...........................................................................          7,514           1,045
Executive Group (2)..............................................................        207,086          28,802
Non-Executive Director Group.....................................................             --              --
Non-Executive Employee Group (3).................................................     42,072,353       5,852,483

---------------
(1) Mr. Terracciano retired as an employee of the Corporation in December 1997, and therefore will not be eligible to participate in the 1998 Plan.
(2) Excludes the Named Officers.
(3) Excludes employees of companies subject to pending acquisitions.
  The actual number of shares to be offered will be determined by the salaries reflected on the corporate payroll system on July 31, 1998, to those eligible employees employed on August 3, 1998. The maximum number of shares of Common Stock authorized to be issued under the 1998 ESPP is 10,000,000. To the extent shares of Common Stock are issued under the 1998 ESPP, the percentage ownership of the outstanding shares of Common Stock held by the then existing stockholders of the Corporation will decrease. The last reported sale price of the Common Stock on the NYSE on March 3, 1998, was $52.75 per share.
AMENDMENT
  The 1998 ESPP may be amended by the Board of Directors of the Corporation without vote of the stockholders of the Corporation, provided that no optionee's existing rights are adversely affected thereby and subject to certain other limitations set forth in the 1998 ESPP.
CERTAIN FEDERAL TAX CONSEQUENCES
  The 1998 ESPP is intended to comply with the requirements governing employee stock purchase plans set forth in the Code. Certain favorable tax consequences are afforded to purchasers of stock pursuant to an employee stock purchase plan meeting those requirements. If a participant acquires stock under such a plan and holds it for a period of more than two years from the date the option is granted and more than one year from the date the option is exercised, he would not realize any ordinary income on exercise but would realize ordinary income upon disposition of such stock to the extent of the excess of the fair market value of such stock at the time the option was granted over its option price (which in the 1998 ESPP would be the amount of the 15% reduction in price), and he would report any additional gain as capital gain. If such stock is disposed of when its fair market value is less than its fair market value at the time the option was granted, the amount of ordinary income is limited to the excess of the fair market value at the time of disposition over the option price. Neither the grant of an option under an employee stock purchase plan meeting the requirements in the Code nor the exercise of such an option has tax consequences to the Corporation. If a participant disposes of stock acquired pursuant to such an option within two years from the date the option is granted or
                                       30
one year from the date the option is exercised, he must report as ordinary income the difference between the option price and the fair market value of the stock at the time the option was exercised, and the Corporation may take an income tax deduction in that amount.
  Options granted under the 1998 ESPP will not qualify as "performance-based compensation" under OBRA. Therefore, with respect to dispositions of stock by Actual OBRA Officers within two years of the date of grant of such options or one year of the date of exercise, the Corporation may not be able to take a deduction for federal income tax purposes for which it otherwise would be entitled. It is anticipated, due to restrictions on the value of shares which may be granted to such Actual OBRA Officers, that the value of any potential lost tax deductions would be immaterial.
  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE HOLDERS OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED TO APPROVE THE 1998 ESPP. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1998 ESPP. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" APPROVAL OF THE 1998 ESPP.
PROPOSAL 4. APPROVAL OF THE CORPORATION'S 1999 EMPLOYEE STOCK PLAN
GENERAL
  The Board of Directors of the Corporation adopted the 1999 Employee Stock Plan (the "1999 Plan") in February 1998, subject to the approval of the stockholders of the Corporation. The Corporation has offered employee stock purchase plans in the past and is asking stockholders to approve the 1998 ESPP (see Proposal 3 above) at the Meeting. The Corporation expects that the 1998 ESPP will be the last plan of such type to be offered to employees. The Corporation and the HR Committee believe that the 1999 Plan will provide the Corporation a more attractive method to recruit, retain and motivate employees as well as link employee and corporate performance. The 1999 Plan provides that in August 1999, options to purchase shares of Common Stock will be granted to the officers and other employees of the Corporation and its subsidiaries (800 shares for officers and 400 shares for non-officers). Twenty percent of such options would become exercisable one year from the date of grant. An additional 20% of such options would become exercisable each year from the date of grant if the Corporation achieves certain performance targets. If the Corporation does not achieve any of such performance targets, the options that otherwise would have become exercisable if such performance targets had been met would not become exercisable until the earlier of (i) the achievement of a subsequent year's performance targets, and (ii) April 30, 2004. In the event of a "change of control" of the Corporation, such options would become immediately exercisable. The 1999 Plan is intended to encourage ownership of Common Stock by employees and to encourage employees to remain with the Corporation or its subsidiaries through an opportunity to share in the increased value of the Common Stock to which the employees contribute. The 1999 Plan is for the benefit of all eligible employees of the Corporation and its subsidiaries, both officers and non-officers. In general, the options subject to grants are intended to qualify as ISOs under the Code. Options that do not qualify for ISO treatment under the Code will be Non-ISOs.
  Additional options may be granted under the 1999 Plan, at such times as the HR Committee determines, to individuals who first become eligible employees of the Corporation after the initial grant date. A maximum of 39,000,000 shares of Common Stock may be issued under the 1999 Plan. No options may be granted under the 1999 Plan after September 30, 2002.
  The option price for options granted under the 1999 Plan would be the fair market value of the Common Stock on the NYSE on the date of each respective grant.
ELIGIBILITY AND PARTICIPATION; ADMINISTRATION
  All employees of the Corporation or its subsidiaries (excluding employees whose scheduled employment is less than 20 hours per week or less than five months per year) who have been employed by the Corporation for at least six months on the date of grant, will be eligible to participate (except any employee who would own immediately after the grant, stock possessing 5% or more of
                                       31
the total combined voting power or value of all classes of stock of the corporation employing such employee or the parent or a subsidiary of such corporation). Each participant will be granted the right to purchase either 800 or 400 shares of Common Stock, depending on whether such employee is an officer or non-officer of the Corporation or its subsidiaries, respectively, on July 31, 1999. Employees who become eligible after August 2, 1999, may be awarded options under the 1999 Plan at such times and subject to such terms and conditions as the HR Committee may determine in its sole discretion. When such options become exercisable, employees may purchase their optioned shares until September 30, 2004, subject to the prior occurrence of one of the following events: (i) termination of employment; (ii) death, disability, or retirement with the Corporation's consent; (iii) purchase of all shares which the participant elected to purchase, prior to the end of the purchase period; or (iv) withdrawal from the 1999 Plan.
  In the event the employment of a participant is terminated by reason of death, disability or retirement, any outstanding options held by the participant shall become immediately exercisable. Unless the HR Committee determines otherwise, any such outstanding options will be forfeited on the expiration date of such options or within three years after such date of termination of employment, whichever period is shorter. Unless the HR Committee determines otherwise, if the employment of a participant shall terminate for any reason other than death, disability or retirement, any then outstanding but unexercisable options granted to such participant will be forfeited upon such termination of employment. Any then outstanding and exercisable options granted to such participant will be forfeited on the expiration date of such options or three months after such date of termination of employment, whichever period is shorter.
  Options are not transferable except by will or by the laws of descent and distribution, and shall be exercisable, during the lifetime of a participant, only by such participant. Shares offered under the 1999 Plan will be subject to adjustment in the case of stock dividends, stock splits and certain other stock changes.
  Subject to the approval of the HR Committee, an optionee can apply the shares received upon the exercise of a portion of a stock option under the 1999 Plan to satisfy the exercise price for additional portions of the option, thereby enabling the optionee to effectively deliver a relatively small number of shares in satisfaction of the exercise price of a much larger option.
  The HR Committee will be responsible for the administration of the 1999 Plan. The HR Committee is authorized to interpret the 1999 Plan, to prescribe, amend and rescind rules and regulations relating to the 1999 Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Corporation, and to make all other determinations necessary or advisable for the administration of the 1999 Plan, but only to the extent not contrary to the express provisions of the 1999 Plan. The HR Committee may delegate to one or more senior officers of the Corporation the authority to carry out some or all of its responsibilities provided that the HR Committee may not delegate its authority and powers in any way which would be inconsistent with the requirements of the Code or the 1934 Act.
  The HR Committee may alter, amend, suspend or discontinue the 1999 Plan or any agreements granted thereunder to the extent permitted by law, provided, however, that no such amendment shall adversely affect an optionee's then-existing rights. In addition, approval of the stockholders is necessary to increase the number of shares of Common Stock available for issuance under the 1999 Plan (except in connection with stock dividends, stock splits and similar type adjustments) or to cancel any outstanding stock options for the purpose of replacing or regranting such options with an exercise price that is less than the original exercise price.
NEW PLAN BENEFITS
  All Named Officers (except Mr. Terracciano, who retired from employment with the Corporation on December 31, 1997) who are employees and officers of the Corporation as of July 31, 1999, would
                                       32
receive options to purchase 800 shares of Common Stock for the fair market value of the Common Stock on August 2, 1999, under the 1999 Plan.
  The number of shares of Common Stock available for awards under the 1999 Plan will be increased by any shares of Common Stock represented by options or portions of options granted under the 1999 Plan which are forfeited. To the extent shares of Common Stock are issued under the 1999 Plan, the percentage ownership of the outstanding shares of Common Stock held by the then existing stockholders of the Corporation will decrease. The last reported sale price of the Common Stock on the NYSE on March 3, 1998, was $52.75 per share.
CERTAIN FEDERAL TAX CONSEQUENCES
  As indicated above, options granted under the 1999 Plan are intended to be ISOs under the Code. An employee will not be taxed at the time an ISO is granted. In general, an employee exercising an ISO will not be taxed at the time an ISO is exercised if the stock purchased is held for at least one year after the exercise date and at least two years after the date of grant; provided, however, the bargain element of exercised ISOs is treated as a tax preference item under the alternative minimum tax rules.
  If such holding periods are satisfied, the difference between the option price and the amount realized upon disposition of the stock will constitute long-term capital gain or loss. Stock held at least 18 months following the date of exercise of the ISO will be taxed as "adjusted net capital gain" pursuant to
Section 1(h) of the Code. Stock held more than one year but less than 18 months will be taxed as "mid-term gain" pursuant to Section 1(h) of the Code. If such holding periods are not satisfied, the employee will recognize ordinary income to the extent of the lesser of the gain realized and the excess of the fair market value of the stock on the exercise date over the option price. Any gain realized in excess of the amount recognized as ordinary income by the employee will be capital gain. The Corporation will not recognize income, gain or loss upon the granting or exercise of an ISO, nor will it be entitled to any deduction upon the disposition of an ISO if the holding periods referred to above are satisfied. If such holding periods are not satisfied, the Corporation will be entitled to a deduction equal to the amount of the ordinary income recognized by the employee.
  In the event options granted under the 1999 Plan do not qualify as ISOs, they will be Non-ISOs. An optionee will not be taxed at the time a Non-ISO is granted. In general, an employee exercising a Non-ISO will recognize ordinary income equal to the excess of the fair market value on the exercise date of the stock purchased over the option price. Upon subsequent disposition of the stock purchased, the difference between the amount realized and the fair market value of the stock on the exercise date will constitute capital gain or loss. The Corporation will not recognize income, gain or loss upon the granting of a Non-ISO. Upon the exercise of such an option, the Corporation is entitled to an income tax deduction equal to the amount of ordinary income recognized by the employee.
  Options granted under the 1999 Plan will qualify as "performance-based compensation" under OBRA. Therefore, with respect to dispositions of stock by Actual OBRA Officers within two years of the date of grant of such options or one year of the date of exercise, the Corporation will be able to take a deduction for federal income tax purposes equal to the amount of ordinary income recognized by such Actual OBRA officer.
  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE HOLDERS OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED TO APPROVE THE 1999 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1999 PLAN. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" APPROVAL OF THE 1999 PLAN.
PROPOSAL 5. RATIFICATION OF APPOINTMENT OF AUDITORS
  The accounting firm of KPMG Peat Marwick LLP has been appointed the Corporation's auditors for the year 1998 and in accordance with established policy, such appointment is being submitted to the stockholders for ratification. In the event the appointment is not ratified by a majority of votes cast, in person or by proxy, it is anticipated that no change in auditors would be made for the current year
                                       33
because of the difficulty and expense of making any change so long after the beginning of the current year, but such vote would be considered in connection with the appointment of auditors for 1999.
  KPMG Peat Marwick LLP were auditors of the Corporation for the year ended December 31, 1997, and a representative of such firm is expected to attend the Meeting, respond to appropriate questions from stockholders and proxyholders present at the Meeting and if such representative desires, which is not now anticipated, make a statement.
  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THIS PROPOSAL. OTHER MATTERS; STOCKHOLDER PROPOSALS
  Management of the Corporation is not aware of any other matters which are to be presented at the Meeting but if any such matters are so presented which may require a vote of the stockholders, the enclosed proxy shall be deemed to confer discretionary authority to the individuals named as proxies therein to vote the shares represented by such proxy as to any such matters. The Corporation's Bylaws include provisions setting forth specific conditions under which business may be transacted at an annual meeting of stockholders.
  Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders of the Corporation (the "1999 Meeting") should be received by the Corporation at its offices at One First Union Center, Charlotte, North Carolina 28288-0013, Attention: Corporate Secretary, on or before November 3, 1998, in order to be considered for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting. The submission of such proposals by stockholders and the consideration of such proposals by the Corporation for inclusion in next year's proxy statement and form of proxy are subject to applicable rules and regulations of the Commission. In addition, stockholders wishing to propose matters for consideration at the 1999 Meeting must follow certain specified advance notice procedures set forth in the Corporation's Bylaws, a copy of which is available upon request to: First Union Corporation, One First Union Center, Charlotte, North Carolina 28288-0013,
Attention: Corporate Secretary.
March 3, 1998
  A COPY OF THE CORPORATION'S 1997 ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE (EXCEPT FOR EXHIBITS) UPON WRITTEN REQUEST TO FIRST UNION CORPORATION, CORPORATE RELATIONS, ONE FIRST UNION CENTER, CHARLOTTE, NC 28288-0206.
                                       34

                               (First Union logo)

*******************************************************************************
                                APPENDIX


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(FIRST UNION Logo)



                      THIS PROXY IS PROVIDED IN CONNECTION
                    WITH THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 1998


Dear Shareholder:

YOUR VOTE IS IMPORTANT TO US. Below is your proxy form. Please read both sides, vote, sign and date your proxy and return it in the enclosed postage-paid envelope.

Returning your proxy form promptly will save your company the expense of follow up mailings.


Your proxy will be scanned and tabulated electronically. Therefore, comments or address changes written on the proxy will not be detected. Please send any comments or address changes in a separate letter addressed to First Union Corporation, 301 S. College Street, Charlotte, N.C. 28288-0206.

If you plan to attend the shareholder meeting, please complete and return the enclosed Meeting Reservation Form and bring the enclosed Admittance Card with you to the meeting.


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PROXY FORM                   (FIRST UNION Logo)              PROXY FORM

-----------------------------------------------------------------------------


                      FIRST UNION CORPORATION COMMON STOCK
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned holder of shares of common stock of First Union Corporation (the "Corporation") hereby constitutes and appoints W. Waldo Bradley, Radford D. Lovett and Charles M. Shelton, Sr., or any of them, the lawful attorneys and proxies of the undersigned, each with full power of substitution, for and on behalf of the undersigned, to vote as specified on the reverse side, all of the shares of the Corporation's common stock held of record by the undersigned on February 23, 1998, at the Annual Meeting of Stockholders of the Corporation to be held on April 21, 1998, at 9:30 a.m., in the Auditorium, 12th Floor, Two First Union Center, Charlotte, North Carolina, and at any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 5, AS APPLICABLE. IF ANY OTHER MATTERS ARE VOTED ON AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXYHOLDERS ON SUCH MATTERS IN THEIR SOLE DISCRETION.

     Please complete, date and sign this proxy on the reverse side and mail without delay in the enclosed envelope.

--------------------------------------------------------------------------

PROXY FORM                  (FIRST UNION Logo)         PROXY FORM

--------------------------------------------------------------------------

--------------------------------------------------------------------------

(1) Election of Directors: Class III - Edward E. Barr, G. Alex Bernhardt, Sr.,
W. Waldo Bradley, Norwood H. Davis, Jr., John R. Georgius, Frank M. Henry and Lanty L. Smith. Class II - B.F. Dolan. Class I - Malcolm S. McDonald.

                                                                          INSTRUCTIONS: To withhold authority to vote for any
FOR all nominees listed            WITHHOLD authority to                  individual nominee(s), write the name(s) of such
(except as marked to       [ ]      vote for all nominees    [ ]          nominee(s) in the space provided below.
the contrary to the right)
                                                                          ----------------------------------------------------

                                FOR     AGAINST     ABSTAIN                                            FOR     AGAINST     ABSTAIN
                                ----   ---------    --------                                           ----    -------     ------
(2) A proposal to approve the                                     (4) A proposal to approve the        [ ]       [ ]         [ ]
    Corporation's 1998 Stock      [ ]      [ ]       [ ]              Corporation's 1999 Employee
    Incentive Plan.                                                   Stock Plan.

(3) A proposal to approve the                                      (5) A proposal to ratify the
    Corporation's 1998 Employee                                        appointment of KPMG Peat
    Stock Purchase Plan.          [ ]      [ ]       [ ]               Marwick LLP as auditors of the
                                                                       Corporation for the year 1998.   [ ]      [ ]         [ ]


---------------------------------------------------------------------------------------------------------------------------------

                           PLEASE MARK ALL     [ X ]
                           CHOICES LIKE THIS


SIGNATURE                       DATE
         -------------------        -------------

SIGNATURE                       DATE
         ------------------          --------------

NOTE: Signature(s)should agree with
name(s) on proxy form. Executors,
administrators, trustees and other
fiduciaries, and persons signing on
behalf of corporations or partnerships,
should so indicate when signing.

                             FIRST UNION CORPORATION

                            1998 STOCK INCENTIVE PLAN

1.       ESTABLISHMENT AND PURPOSE

         First Union Corporation, a North Carolina corporation ("First Union"), hereby establishes an incentive compensation plan, which shall be known as the "FIRST UNION CORPORATION 1998 STOCK INCENTIVE PLAN" (the "Plan").

         The purposes of the Plan are to (a) help align the long-term financial interests of Participants with those of stockholders; (b) reinforce a performance-oriented culture/strategy; (c) incent and reward employees for increasing First Union's common stock price over time; and (d) motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of First Union's operations are dependent.

2.       EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall become effective on April 21, 1998, subject to its approval by the stockholders of First Union, and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to the terms hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. In no event may an Award be granted under the Plan after April 20, 2008. After the date on which the Plan becomes effective, no further grants will be made under the Prior Plan.

3.       DEFINITIONS

                  (a) "1934 Act" means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

                  (b) "Award" means, individually or collectively, an Option (including an ISO or an NQSO), SAR, Stock Award, any other award made pursuant to the terms of the Plan, or any combination thereof.

                  (c) "Award Agreement" means an agreement entered into by the Corporation and each Participant setting forth the terms and provisions applicable to Awards.

                  (d) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

                  (e) "Board" means the Board of Directors of First Union.

                  (f) "Change of Control" means a change in control of First Union of a nature that would be required to be reported in response to
         Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act; provided, however, that, without limitation, such a Change of Control shall be deemed to have occurred if (i) any one person, or more than one person acting as a group, acquires Beneficial Ownership of Shares that, together with Shares held by such person or group, possesses more than 50 percent of the total Fair Market Value or total voting power of the Shares, (ii) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) Beneficial Ownership of Shares possessing 20 percent or more of the total voting power of the Shares or (iii) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of such appointment or election.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended (or any successor thereto), including any rules and regulations promulgated thereunder.

                  (h) "Committee" means the Human Resources Committee of the Board or such other committee as is appointed by the Board to administer the Plan.

                  (i) "Corporation" means (i) First Union and any entity that is directly or indirectly controlled by First Union, or (ii) any entity in which First Union has a significant equity interest, as determined by the Committee.

                  (j) "Covered Officer" means, for a calendar year, a Participant who is one of the group of executive officers of the Corporation designated by the Committee in writing as "Covered Officers".

                  (k) "Date of Termination of Employment" means, with respect to an Employee who is terminating employment with the Corporation, (i) the last day such Employee performs actual services for the Corporation as an Employee, (ii) the 91st day of a bona fide leave of absence when such Employee's right to continue employment with the Corporation is not guaranteed by law or contract or, if later, on the date that such legal or contractual guarantee lapses, (iii) the date that such Employee is deemed to have a Disability, or (iv) the date of such Employee's death, as applicable.

                  (l) "Disability", with respect to a Participant, means permanent and total disability, as defined in Section 22(e)(3) of the Code.

                  (m) "Early Retirement" means termination of a Participant's employment upon satisfaction of the requirements for early retirement under First Union's pension plan.

                  (n) "Employee" means an employee of the Corporation.

                  (o) "Fair Market Value" means the closing sales price of the Shares on the New York Stock Exchange Composite Tape on the valuation date, or, if there were no sales on the valuation date, the closing sales price on the New York Stock Exchange Composite Tape on the first trading day before such valuation date.

                  (p) "First Union" is defined in Section 1 herein.

                  (q) "ISO" means an Option to purchase Shares granted under
         Section 7(a) herein, which is designated as an ISO and which is intended to meet the requirements of Section 422 of the Code.

                  (r) "NQSO" means an Option to purchase Shares granted under
         Section 7(a) herein, and which is not intended to meet the requirements of Section 422 of the Code.

                  (s) "Normal Retirement" means termination of a Participant's employment upon satisfaction of the requirements for normal retirement under the terms of the First Union's pension plan.

                  (t) "Option" means an ISO or an NQSO.

                  (u) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

                  (v) "Participant" means an Employee of the Corporation who has been granted an Award under the Plan.

                  (w) "Performance-Based Exception" means the performance-based exception set forth in Code Section 162(m)(4)(C) from the deductibility limitations of Code Section 162(m).

                  (x) "Performance Goals" means performance goals based on any of the following criteria and established by the Committee prior to April 1 of each year: earnings or earnings growth; return on equity, assets or investment; revenues; expenses; stock price; market share; charge-offs; or reductions in non-performing assets. Such Performance Goals may be particular to an Employee or the division, department, branch, line of business, subsidiary or other unit in which the Employee works, or may be based on the performance of the Corporation generally.

                  (y) "Performance Stock Awards" means the Stock Awards granted to Covered Officers upon satisfaction of the conditions set forth in
         Section 7(c)(ii) of the Plan.

                  (z) "Period of Restriction" means the period during which the vesting and/or transfer of Stock Awards is limited in some way, and the Shares subject to such Stock Awards are subject to a substantial risk of forfeiture, as provided in Section 7(c) herein.

                  (aa) "Plan" is defined in Section 1 herein.

                  (bb) "Plan Year" means a twelve-month period beginning with January 1 of each year.

                  (cc) "Prior Plan" means the First Union 1996 Master Stock Compensation Plan.

                  (dd) "RSAs" means a Stock Award granted to a Participant pursuant to Section 7(c) herein which contains restrictions on vesting and/or transfer.

                  (ee) "Retirement" means either Early Retirement or Normal Retirement.

                  (ff) "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of
         Section 7(b) herein.

                  (gg) "Shares" means the common stock of First Union, par value $3.33 1/3 per share.

                  (hh) "Stock Award" shall represent an Award made in Shares or denominated in units equivalent in value to Shares or any other Award based on or related to Shares, including, but not limited to, RSAs.

4.       PLAN ADMINISTRATION

                  (a) The Committee. The Committee shall be responsible for administering the Plan. If considered appropriate by the Board in light of applicable laws, rules, or regulations, the Committee shall be comprised of two or more non-employee members of the Board each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 under the 1934 Act and an "outside director" within the meaning of Section 162(m) of the Code. Any action taken with respect to Covered Officers for purpose of meeting the Performance-Based Exception shall be taken by the Committee only if all of the members of the Committee are "outside directors" within the meaning of Code Section 162(m).

                  (b) Committee Authority. The Committee may at any time alter, amend, suspend or discontinue the Plan or any or all agreements granted under the Plan to the extent permitted by law. Except as limited by law, or by the Articles of Incorporation or By-laws of First Union, and subject to the provisions herein, the Committee shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations, and guidelines for carrying out the Plan as it may deem necessary or proper, all of which powers shall be executed in the best interests of the Corporation and in keeping with the provisions and objectives of the Plan. These powers include, but are not limited to (i) selecting Award recipients and the extent of their participation; (ii) establishing all Award terms and conditions; (iii) adopting procedures and regulations governing Awards; and (iv) making all other determinations necessary or advisable for the administration of the Plan. In addition, except as provided herein, in First Union's Articles of Incorporation or By-laws, or pursuant to applicable law, the Committee shall have authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable or vested shall become exercisable or vested in whole or in part without any obligation to accelerate such date with respect to any other Awards granted to any Participant. All determinations, interpretations or other actions taken or made by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive on all persons interested herein.

                  The Committee may delegate to one or more officers of the Corporation the authority to carry out some or all of its responsibilities, provided that the Committee may not delegate its authority and powers in any way which would be inconsistent with the requirements of the Code or the 1934 Act. The Committee may at any time rescind the authority delegated to any such officers.

                  In no event shall the Committee have the right to (i) cancel outstanding Options or SARs for the purpose of replacing or regranting such Options or SARs with an Option Price that is less than the original Option Price of the Option or SAR, or otherwise reduce the Option Price, or (ii) increase the number of shares available for issuance in accordance with Section 6 of the Plan (except in accordance with Section 6(c)) without shareholder approval.

                  No member of the Committee shall be liable for any action or determination with respect to the Plan, and the members shall be entitled to indemnification and reimbursement in the manner provided in First Union's Articles of Incorporation. In the performance of its functions under the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Corporation's officers, accountants, counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

5.       PARTICIPATION

         The individuals who shall be eligible to receive Awards under the Plan shall be officers or other selected key employees of the Corporation as the Committee shall approve from time to time.

         In the event of a change in a Participant's duties and responsibilities, or a transfer of the Participant to a different position, the Committee may terminate any Award granted to such Participant or reduce the number of Shares subject thereto commensurate with the transfer or change in responsibility, as determined by the Committee in its discretion.

         Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Corporation operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which Employees (if any) employed outside the United States are eligible or required to participate in the Plan, (ii) modify the terms and conditions of any Awards made to such Employees, and (iii) establish subplans, modified Option exercise and other terms and procedures to the extent such actions may be necessary or advisable.

6.       AVAILABLE SHARES OF COMMON STOCK

                  (a) Share Limitations. The aggregate amount of Shares that may be granted under the Plan shall be as follows:

                           (i) the aggregate number of Shares as to which Awards
                  may be granted in any Plan Year shall not exceed 1.5% of the total Shares outstanding as reported in the Annual Report on Form 10-K of First Union for the fiscal year ending immediately prior to such Plan Year;

                           (ii) there shall be carried forward and be available
                  for Awards under the Plan in each Plan Year, in addition to the Shares available for grant under Section 6(a)(i) above,
                  (a) 5,000,000 Shares available for issuance under the Prior Plan; (b) with respect to any succeeding Plan Year, any unused portion of the limit for a Plan Year; and (c) any Shares represented by Awards or portions of Awards made under the Plan which are forfeited, expire, terminate or are canceled or settled without issuance; provided, however, that if (a) the Option Price for an Option granted under the Plan is satisfied by tendering Shares or (b) an SAR is paid by issuing Shares, only the net number of Shares issued shall be used for determining the maximum number of Shares available for issuance under the Plan;

                           (iii) the aggregate number of Shares (prior to
                  adjustments as provided in Section 6(c)) that may be represented by Awards granted to any single individual under the Plan in any calendar year under Sections 7(a), (b) and (c) of the Plan shall not exceed 500,000; and

                           (iv) the aggregate number of Shares (prior to
                  adjustments as provided in Section 6(c))that may be covered by Awards made in the form of ISOs shall not exceed 100,000,000. Such aggregate number of Shares may be increased by any

                  Shares represented by ISOs or portions of ISOs granted under the Plan which are forfeited, expire, terminate or are cancelled or settled without issuance. If the Option Price for an ISO granted under the Plan is satisfied by tendering Shares, only the net number of Shares issued shall be used for determining the maximum number of Shares in the form of ISOs available for issuance under the Plan.

                  (b) Shares not applied to limitations. The following will not be applied to the share limitations of Section 6(a) above: (i) dividends or dividend equivalents paid in cash in connection with outstanding Awards, (ii) stock denominated Awards which by their terms may be settled only in cash, and (iii) Shares and any Awards that are granted through the assumption of, or in substitution for, outstanding Awards previously granted to Employees as the result of a merger, consolidation, or acquisition of the employing company as the result of which it is merged with the Corporation or becomes a subsidiary of the Corporation.

                  (c) Adjustments. In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any other change affecting Shares or Share price, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to the limitations on the numbers of Shares that may be issued and represented by Awards under the Plan; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. Upon the occurrence of any such event, the Committee may also (or in lieu of any of the foregoing adjustments) make such other adjustments as it shall consider appropriate to preserve the benefits or potential benefits intended to be made available to Participants. Options granted pursuant to the Plan and described as ISOs shall not be adjusted in a manner that causes the Options to fail to continue to qualify as ISOs.

                  The Shares subject to the provisions of the Plan shall be shares of authorized but unissued Shares.

7.       AWARDS UNDER THE PLAN

         The types of Awards set forth in this Article 7 may be granted under the Plan, singly, in combination or in tandem as the Committee may determine.

         (a)      Options.

                  (i) Grant. An Option shall represent a right to purchase a specified number of Shares at a stated Option Price during a specified time, not to exceed ten years from the date of grant, as determined by the Committee. The Option Price per Share for each ISO shall not be less than 100% of the Fair Market Value on the date of grant. An Option may be in the form of an ISO which is consistent with the applicable terms, conditions, and limitations established by the Code and the Committee. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. Options granted under this Section 7(a) shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and which shall be set forth in the applicable Award Agreement, which need not be the same for each grant or for each Participant. Upon satisfaction of the applicable conditions to exercisability specified in the terms and conditions of the Award as set forth in the Award Agreement, the Participant shall be entitled to exercise the Option in whole or in part and to receive, upon satisfaction or payment of the Option Price in the manner contemplated in this Section 7(a), the number of Shares in respect of which the Option shall have been exercised.

                  (ii) Exercise. Options shall be exercised by the delivery of a written notice of exercise to the Corporation, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Shares covered by an Option may be purchased by methods designated by the Committee, in its discretion, including, but not limited to (A) a cash payment; (B) tendering Shares owned by the Participant, valued at the Fair Market Value at the date of exercise; or (C) any combination of the above. As soon as practicable after receipt of a written notification of exercise and full payment, the Corporation shall deliver to the Participant, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option.

                  (iii) Termination. If the employment of a Participant with the Corporation shall terminate by reason of death, Disability or Retirement, any then outstanding Options granted to such Participant shall become immediately exercisable on the Date of Termination of Employment. Unless the Committee determines otherwise, any such outstanding Options will be forfeited on the expiration date of such Options or within three years after the Date of Termination of Employment, whichever period is shorter. Unless the Committee determines otherwise, if the employment of a Participant with the Corporation shall terminate for any reason other than death, Disability or Retirement, (i) any then outstanding but unexercisable Options granted to such Participant will be forfeited on the Date of Termination of Employment, and (ii) any then outstanding and exercisable Options granted to such Participant will be forfeited on the expiration date of such Options or three months after the Date of Termination of Employment, whichever period is shorter.

                  (iv) ISOs. In the case of any outstanding Options granted to a Participant that are ISOs, the tax treatment prescribed under Section 422 of the Code shall not be available if such Options are not exercised (A) within three months after the Date of

         Termination of Employment unless such termination is due to death or Disability, or (B) within one year after the Date of Termination of Employment due to Disability. If a Participant's employment is terminated due to death, the tax treatment prescribed under Section 422 of the Code shall be available if the Participant was either an Employee on the date of death or an Employee within the three month period prior to the date of death.

         (b)      SARs.

                  (i) Grant. An SAR shall represent a right to receive a payment in cash, Shares, or a combination thereof, equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over an amount which shall be no less than the Fair Market Value on the date the SAR was granted (or the Option Price for SARs granted in tandem with an Option) as set forth in the applicable Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the SAR exercise price, the duration of the SAR, the number of Shares to which the SAR pertains, whether the SAR is granted in tandem with the grant of an Option or is freestanding, and such other provisions as the Committee shall determine. SARs granted under this Section 7(b) shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and which shall be set forth in the applicable Award Agreement, which need not be the same for each grant of for each Participant.

                  (ii) Exercise. SARs shall be exercised by the delivery of a written notice of exercise to the Corporation, setting forth the number of Shares with respect to which the SAR is to be exercised. The date of exercise of the SAR shall be the date on which the Corporation shall have received notice from the Participant of the exercise of such SAR. SARs granted in tandem with the grant of an Option may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. SARs granted in tandem with the grant of an Option may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to SARs granted in tandem with an ISO, (A) such SAR will expire no later than the expiration of the underlying ISO, (B) the value of the payout with respect to such SAR may be for no more than one hundred percent of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time such SAR is exercised, and (C) such SAR may be exercised only when the Fair Market Value of the Shares subject to the underlying ISO exceeds the Option Price of the ISO. SARs granted independently from the grant of an Option may be exercised upon the terms and conditions contained in the applicable Award Agreement. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor law) of the 1934 Act. In the event the SAR shall be payable in Shares, a certificate for the Shares acquired upon exercise of an SAR shall be issued in the name of the Participant as soon as practicable following receipt of notice of exercise. No fractional Shares will be issuable upon exercise of the SAR and, unless provided in the applicable Award Agreement, the Participant will receive cash in lieu of fractional Shares.

                  (iii) Termination. If the employment of a Participant with the Corporation shall terminate by reason of death, Disability or Normal Retirement, any then outstanding SARs granted to such Participant shall become immediately exercisable on the Date of Termination of Employment. Unless the Committee determines otherwise, any such outstanding SARs will be forfeited on the expiration date of such SARs or within three years after the Date of Termination of Employment, whichever period is shorter. Unless the Committee determines otherwise, if the employment of a Participant with the Corporation shall terminate for any reason other than death, Disability or Normal Retirement, (i) any then outstanding but unexercisable SARs granted to such Participant will be forfeited on the Date of Termination of Employment, and (ii) any then outstanding and exercisable SARs granted to such Participant will be forfeited on the expiration date of such SARs or three months after the Date of Termination of Employment, whichever period is shorter.

         (c)      Stock Awards.

                  (i) Grant. All or any part of any Stock Award may be subject to conditions and restrictions established by the Committee, and set forth in the applicable Award Agreement, which may include, but are not limited to, continuous service with the Corporation, a requirement that Participants pay a stipulated purchase price for each Stock Award, the achievement of specific Performance Goals, and/or applicable securities laws restrictions. During the applicable Period of Restriction, Participants holding RSAs may exercise full voting rights with respect to such Shares. During the applicable Period of Restriction, Participants holding RSAs shall be entitled to receive all dividends and other distributions paid with respect to such Shares while they are so restricted. If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability as the RSAs with respect to which they are paid.

                  (ii) Performance Stock Awards. Performance Stock Awards will be granted to Covered Officers under the following conditions:

                           (A) Prior to April 1 of each year, the Committee
                  shall determine the Covered Officers and the Performance Goals for such year that will need to be attained in order to permit Performance Stock Awards to be granted to the Covered Officers in the following year; and

                           (B) the value of Performance Stock Awards granted to
                  a Covered

                  Officer (calculated by multiplying the Fair Market Value on the date of grant times the number of Shares of the Stock Award) shall equal 300% of the Covered Officer's base salary for the calendar year preceding the date of grant; provided, that such value may not exceed $4,500,000; and provided, further, that the Committee may, in its discretion, reduce the number of Shares to be granted in the Performance Stock Award.

         Notwithstanding the foregoing, any Shares of restricted stock issued to Covered Officers in 1998 pursuant to the satisfaction of the performance goal set forth in the Prior Plan shall be issued under the Plan in accordance with the terms, conditions and limitations set forth in the Prior Plan.

                  (iii) Termination. Unless the Committee determines otherwise, if the employment of a Participant with the Corporation shall terminate because of Normal Retirement, Disability or death, any remaining Period of Restriction applicable to Stock Awards granted to such Participant shall automatically terminate and, except as otherwise provided in this
         Section 7(c), such Stock Awards shall be free of restrictions and freely transferable. Unless the Committee determines otherwise, if the employment of a Participant with the Corporation shall terminate for any reason other than death, Disability or Normal Retirement, then any Stock Awards subject to restrictions on the date of such termination shall automatically be forfeited on the Date of Termination of Employment and returned to the Corporation; provided, however, if such employment terminates due to Early Retirement or any involuntary termination by the Corporation, the Committee may, in its sole discretion, waive the automatic forfeiture of any or all such Stock Awards and/or may add such new restrictions to such Stock Awards as it deems appropriate.

8.       DIVIDENDS AND DIVIDEND EQUIVALENTS

         The Committee may provide that Awards under Section 7(c) of the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents.

9.       PAYMENTS AND PAYMENT DEFERRALS

         Payment of Awards may be in the form of cash, Shares, other Awards, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee also may require or permit Participants to elect to defer the receipt or issuance of Shares from Options or Stock Awards or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements of Awards include the payment or crediting of earnings on deferred amounts. In addition, the

Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code affecting tax deductibility) would disallow a tax deduction by the Corporation for all or a portion of such payment. The period of any such delay in payment shall be until the payment, or portion thereof, is tax deductible, or such earlier date as the Committee shall determine.

10.      TRANSFERABILITY

                  (a) ISOs. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. The foregoing shall also apply to all SARs granted in tandem with an ISO.

                  (b) NQSOs and SARs. Except as otherwise provided in a Participant's Award Agreement, no NQSO or SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs and SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                  (c) Stock Awards. Stock Awards granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the applicable Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the applicable Award Agreement. All rights with respect to a Stock Award granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

11.      CHANGE OF CONTROL

         In the event of a Change of Control, each Award granted under the Plan shall (unless the Committee determines otherwise) immediately be exercisable and/or fully vested and nonforfeitable, as the case may be. Any determination by the Committee made pursuant to this Section may be made as to all Awards or only as to certain Awards specified by the Committee. Any good faith determination by the Board of whether a Change of Control has occurred shall be conclusive.

12.      AWARD AGREEMENTS

         Each Award under the Plan shall be evidenced by an Award Agreement setting forth its terms, conditions, and limitations for each Award, the provisions applicable in the event the

Participant's employment terminates, and the Corporation's authority unilaterally or bilaterally to amend, modify, suspend, cancel, or rescind any Award. The Committee need not require the execution of any such agreement by the recipient, in which case acceptance of the Award by the respective Participant shall constitute agreement by the Participant to the terms and conditions of the Awards.

13.      TAX WITHHOLDING

         The Corporation shall have the right to deduct from any settlement of an Award made under the Plan, including the delivery of Shares, or require the payment of, a sufficient amount to cover withholding of any federal, state or local or other governmental taxes or charges required by law or such greater amount of withholding as the Committee shall determine from time to time and as permitted or required by applicable rules and regulations, or to take such other action as may be necessary to satisfy any such withholding obligations. If the Committee permits or requires Shares to be used to satisfy required tax withholding, such Shares shall be valued at the Fair Market Value as of the tax recognition date for such Award or such other date as may be required by applicable law, rule or regulation. The Corporation shall have the right to effect income, social security and medicare tax withholding and reporting as may be required under applicable law upon the disposition by an Employee of Common Stock acquired upon the exercise of an option qualifying as an incentive stock option under Section 422 of the Code at the time of exercise. The Corporation shall collect any required withholding from "other earnings" of the employee. In the absence of "other earnings" sufficient to satisfy such withholding, the employee shall remit such amounts required to satisfy such withholding obligations to the Corporation within 10 business days of any such notice and request for payment.

14.      OTHER BENEFIT AND COMPENSATION PROGRAMS

         Unless otherwise specifically determined by the Committee, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from the Corporation's benefit plans or severance program. Further, the Corporation may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary. The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, or the satisfaction of conditions, lapse or waiver of restrictions with respect to Stock Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

15.      UNFUNDED PLAN

         Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Corporation and any participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Corporation and shall not confer upon any participant any right, title, or interest in any assets of the Corporation.

16.      REGULATORY APPROVALS

         The implementation of the Plan, the granting of any Award under the Plan, and the issuance of Shares upon the exercise or settlement or any Award shall by subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted under it, or the Shares issued pursuant to it.

17.      RIGHTS AS A STOCKHOLDER

         A Participant shall have no rights as a stockholder with respect to Shares covered by an Award until the date the Participant or his nominee is the holder of record. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 6(c).

18.      FUTURE RIGHTS

         No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Corporation or to participate in any other compensation or benefit plan, program or arrangement of the Corporation. In addition, the Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.

19.      GOVERNING LAW

         The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of North Carolina.

20.      SUCCESSORS AND ASSIGNS

         The Plan and any applicable Award Agreement entered into under the Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

21.      INDEMNIFICATION

         Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Corporation's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under First Union's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

22.      APPLICATION OF FUNDS

         The proceeds received by the Corporation from the issuance of Shares pursuant to the exercise of Options will be used for general corporate purposes.

                             FIRST UNION CORPORATION

                        1998 EMPLOYEE STOCK PURCHASE PLAN

1.       Purpose.

         The purpose of the First Union Corporation 1998 Employee Stock Purchase Plan (the "Plan") is to encourage ownership of the Common Stock, $3.33 1/3 par value per share (the "Common Stock"), of First Union Corporation (the "Corporation") by employees of the Corporation and its corporate subsidiaries and to encourage them to remain so employed through the opportunity to share, by means of the proprietary interests in the Common Stock created by the Plan, in the increased value of the Common Stock to which such employees have contributed. It is further intended that options granted pursuant to the Plan shall constitute options granted pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986 (as amended, the "Code").

2.       STOCK TO BE ISSUED UNDER THE PLAN.

         The stock subject to options granted under the Plan shall be the Common Stock. The maximum number of shares of Common Stock issuable upon the exercise of options granted under the Plan is 10,000,000 shares (subject to adjustment as provided in Paragraph 7 hereof).

3.       ADMINISTRATION.

         The Plan shall be administered by the Human Resources Committee of the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than three members of the Corporation's Board of Directors (the "Board"). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

         Interpretation and construction by the Committee of any provisions of the Plan or of any option granted hereunder shall be final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

         The granting of an option pursuant to the Plan shall not constitute an agreement or an under standing, expressed or implied, on the part of the Corporation or any subsidiary to employ the holder of the option for any specified period.

4.       ELIGIBILITY AND GRANTING OF OPTIONS.

         A.       ELIGIBLE EMPLOYEES.

         Every employee of the Corporation or its consolidated corporate subsidiaries who satisfies the following conditions shall be eligible to receive an option under the Plan:

         (i) the employee's most recent hire date is on or before August 3, 1997; and

         (ii) the employee was actively employed by the Corporation or its corporate subsidiaries on August 3, 1998, or on an approved leave of absence on such date that commenced on or after April 1, 1998.

         For purposes of the Plan, the term "employee" does not include any person whose scheduled employment is less than 20 hours per week or less than five months in any calendar year. All employees granted options shall have the same rights and privileges, except that the number of shares which may be purchased will be as determined under this Paragraph 4 and as limited by Paragraph 5 hereof.

         B.       GRANTING OF OPTIONS.

         Each eligible employee shall receive an option to purchase one share of Common Stock for each full $250 of his annual rate of compensation, as reflected on the corporate payroll system on July 31, 1998. The term "compensation" as used herein is defined as compensation for benefits salary purposes, including amounts contributed by the employee pursuant to a compensation reduction election under the Corporation's Savings Plan or the Corporation's Flexible Compensation Plan, and amounts of basic salary deferred under any of the Corporation's deferred compensation plans. Compensation does not include any bonus, overtime payment, payment under any severance plan or agreement, contribution to an employee benefit plan or any other similar payment or contribution.

         Notwithstanding the foregoing provisions of the Plan, no employee of the Corporation or its subsidiaries shall be permitted to purchase Common Stock under all employee stock purchase plans of his employer corporation and its related corporations at a rate which exceeds $25,000 in fair market value of such Common Stock (determined at the time the option is granted) for each calendar year in which any such option granted to such individual is outstanding at any time. This limitation applies only to options granted under "employee stock purchase plans" as defined by Section 423 of the Code and does not limit the amount of Common Stock which an optionee may purchase under any other stock or bonus plans then in effect.

         C.       CERTAIN SHAREHOLDERS EXCLUDED.

         In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the employer corporation or its parent or subsidiary corporation (as the "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code) issued and outstanding immediately after the option is granted. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

5.       TERMS AND CONDITIONS OF OPTIONS.

         Options shall be deemed to have been granted hereunder upon the mailing by the Corporation of a Notice of Grant of Option form to each optionee, which Notice shall (i) be in such form as the Committee shall determine, (ii) incorporate by reference the terms and provisions of the Plan, and (iii) be sent to each Optionee as soon as practicable after August 3, 1998 (the "Option Date").

         Options granted hereunder shall be subject to the following terms and conditions:

         A.       OPTION PRICE.

                  The option or purchase price of each share of Common Stock optioned under the Plan shall be as follows:

         (i) for options exercised between the Option Date and June 29, 2000 inclusive, the option price per share shall be 85% of the fair market value of the Common Stock on the Option Date, rounded up to the nearest cent; and

         (ii) for options exercised on June 30, 2000 (the "Final Purchase Date") the option price per share shall be equal to the lesser of:

                  (a) the option price per share determined under the preceding subparagraph (i); and

                  (b) 85% of the fair market value of the Common Stock on the Final Purchase Date, rounded up to the nearest cent.

                  "Fair market value" shall be the last reported sale price per share of the Common Stock on the New York Stock Exchange Composite Transactions tape for that day, or, if there was not a sale on that day, the last reported sale price per share of the Common Stock on the last business day prior to such date on which there was a sale.

         B.       TERM OF OPTIONS.

                  Except as otherwise provided below, the term of each option shall expire on the Final Purchase Date.

         C.       DATE ON WHICH OPTIONS MAY BE EXERCISED.

                  Except as provided in subsections (E) and (F) of this Paragraph 5, each option shall only be exercisable on the Final Purchase Date.

         D.       MANNER OF EXERCISING OPTIONS ON THE FINAL PURCHASE DATE.

                  Except as provided in subsections (E) and (F) of this Paragraph 5, each optionee shall notify the Corporation, in such manner and at such time as the Corporation shall determine, of his election to either (i) exercise his option to purchase all or any part of his optioned shares not previously purchased or forfeited, or, in lieu thereof, (ii) decline to so exercise his option, which election in either event, shall be effective as of the Final Purchase Date.

                  Should an optionee fail to deliver the notification referred to in this subsection (D), and/or fail to deliver the payment of the exercise price by the date specified by the Corporation, such optionee shall be deemed to have elected to have declined to exercise his option.

         E.       EXERCISE OF OPTIONS PRIOR TO THE FINAL PURCHASE DATE.

                  In addition to the election to purchase all or any part of his optioned shares on the Final Purchase Date, each optionee may exercise his option to purchase all or any part of his optioned shares not previously purchased or forfeited, on any business day during the term of the option, beginning September 15, 1998, by providing written notice of such election and payment of the exercise price for purchase of the optioned shares. Such election shall be effective as soon as practicable after the Plan administrator receives the request and payment of the exercise price; provided, however, that such election may only be made for a minimum of 25 shares or the entire number of shares available if less than 25.

         F.       TERMINATION OF EMPLOYMENT.

                  In the event that an optionee's employment by the Corporation or any subsidiary shall terminate, including termination as a result of retirement, during the term of his option, the optionee shall have the right not later than the last day of the month after the month in which such termination occurs (unless the Final Purchase Date shall first occur, in which event such right must be exercised only on or prior to the Final Purchase Date) to exercise his option to purchase all or any part of his optioned shares not previously purchased or forfeited; provided, however, if the optionee shall die while in the employment of the Corporation or any subsidiary during the term of his option, his personal representative or beneficiary (as designated for the Corporation's Basic Life Insurance benefit plan), as applicable, shall continue to have the right until the Final Purchase Date to exercise the deceased's option to purchase all or any part of the optioned shares not previously purchased or forfeited. For purposes of the Plan, a person's status as an employee shall terminate as of (i) the last day such employee performs actual services for the Corporation or its subsidiaries, (ii) the 91st day of a bona fide leave of absence when such employee's right to continue employment with the Corporation is not guaranteed by law or contract or, if later, on the date that such legal or contractual guaranty lapses, (iii) the date that such employee is deemed to have a permanent and total disability, as defined in Section 22(e)(3) of the Code, or (iv) the date of the employee's death, as applicable.

         G.       ASSIGNABILITY.

                  No option granted hereunder shall be assignable or transferable except by will or by the laws of descent and distribution, and shall be exercisable, during the lifetime of an optionee, only by the optionee.

6.       WITHHOLDING.

         The Corporation shall have the right to effect any federal, state, local and foreign income, social security and medicare tax withholding and reporting as may be required under applicable law upon the exercise of any option granted hereunder or upon the disposition of any Common Stock acquired upon the exercise of such option. The Corporation shall collect any required withholding from "other earnings" of the employee. In the absence of "other earnings" sufficient to satisfy such withholding, the employee shall remit such amounts required to satisfy such withholding obligations to the Corporation within 10 business days of any such notice and request for payment.

7.       ADJUSTMENT OF OPTIONS.

         In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation (provided the Corporation shall be the surviving or resulting corporation in any such merger or consolidation), offering of rights, or any other similar change in the structure of shares of the Common Stock, the Committee may make such adjustment, if any, as the Committee may deem appropriate in the number, kind and price of shares available for purchase under the Plan; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated; and provided, further, that options granted pursuant to the Plan shall not be adjusted in a manner that causes the options to fail to continue to qualify as options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code; and provided, further, that in the event of a dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving or resulting corporation, then, in such event, all rights theretofore granted to optionees pursuant to the terms of the Plan shall terminate.

         The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

8.       RIGHTS AS A SHAREHOLDER.

         No optionee shall have any rights as a shareholder until full payment has been made for shares purchased by such optionee hereunder, all required income, social security and medicare withholding requirements have been satisfied, and a stock certificate therefor actually issued to such optionee. No adjustment will be made for dividends or other rights as to which the record date is prior to the date of such issuance, except as may otherwise be determined by the Committee, in its sole discretion, in the event that a dividend is payable during the final month of the Plan.

9.       OTHER REGULATORY ACTIONS.

         Prior to the offering of any shares of Common Stock under the Plan, the Corporation shall effect a registration of the offering of the shares of Common Stock issuable under the Plan in accordance with the requirements of the Securities Act of 1933 and other applicable securities laws.
The expense of such registration will be borne by the Corporation.

10.      AMENDMENTS.

         The Board, excluding directors who are eligible to participate in the Plan, upon recommendation of the Committee, may, from time to time, amend, modify, suspend or discontinue the Plan at any time without notice, provided that no optionee's existing rights are adversely affected thereby; and, provided, further, upon any such amendment or modification, all optionees shall continue to have the same rights and privileges (except as otherwise provided for in Paragraph 4 hereof); and, provided further, that no such amendment of the Plan shall, except as provided in Paragraph 7 hereof (i) increase above 10,000,000 the maximum number of shares of Common Stock to be offered, (ii) change the formula by which the price for which the Common Stock shall be sold is determined, or (iii) increase the maximum number of shares of Common Stock which any optionee may purchase.

11.      APPLICATION OF FUNDS.

         The proceeds received by the Corporation from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

12.      NO OBLIGATION TO PURCHASE COMMON STOCK.

         The granting of an option pursuant to the Plan shall impose no obligation upon the optionee to purchase any shares of Common Stock covered by such option.

13.      OTHER BENEFIT AND COMPENSATION PROGRAMS.

         Unless otherwise specifically determined by the Committee, the granting of an option shall not be deemed a part of an optionee's regular, recurring compensation for purposes of calculating payments or benefits from the Corporation's benefit plans or severance program. Further, the

Corporation may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

14.      UNFUNDED PLAN.

         Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Corporation and any participant or other person. To the extent any person holds any rights by virtue of an option granted under the Plan, such rights shall constitute general unsecured liabilities of the Corporation and shall not confer upon any participant any right, title, or interest in any assets of the Corporation.

15.      TERM OF THE PLAN.

         The term of the Plan shall be for a period commencing on the Option Date and ending on the Final Purchase Date.

16.      NOTICES.

         Any notice which the Corporation or any optionee may be required or permitted to give to each other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed as follows: if to the Corporation, First Union Corporation, Human Resources Service Center, 1525 West W.T. Harris Blvd., Charlotte, North Carolina 28288-0956, or at such other address as the Corporation, by notice to the optionee, may designate in writing from time to time; and if to the optionee, at his address as shown on the corporate payroll system.

17.      GOVERNING LAW.

         The Plan and all options granted hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

18.      EFFECTIVENESS OF THE PLAN.

         The Plan shall become effective following adoption by a majority of the Board and by a majority of the votes cast by the holders of the outstanding shares of Common Stock entitled to vote at a meeting of such holders.

                             FIRST UNION CORPORATION

                            1999 EMPLOYEE STOCK PLAN


1.       ESTABLISHMENT AND PURPOSE.

         First Union Corporation, a North Carolina corporation ("First Union"), hereby establishes an employee stock plan, which shall be known as the "FIRST UNION CORPORATION 1999 EMPLOYEE STOCK PLAN" (the "Plan").

         The purpose of the Plan is to encourage ownership of Common Stock by Employees and to encourage them to remain so employed through the opportunity to share, by means of proprietary interests in Common Stock, in the increased value of the Common Stock to which such Employees have contributed.

2.       EFFECTIVE DATE AND DURATION OF THE PLAN.

         The Plan shall become effective on August 2, 1999, subject to its approval by the stockholders of First Union, and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to the terms hereof, until September 30, 2004; provided, however, that no Options may be granted after September 30, 2002.

3.       DEFINITIONS.

                  (a) "1934 Act" means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

                  (b) "Award Date" means a date, established by the Committee, when Eligible Employees as of the Determination Date immediately preceding such Award Date are entitled to receive an Option.

                  (c) "Board" means the Board of Directors of First Union.

                  (d) "Change of Control" means a change in control of First Union of a nature that would be required to be reported in response to
         Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act; provided, however, that, without limitation, such a Change of Control shall be deemed to have occurred if (i) any one person, or more than one person acting as a group, acquires beneficial ownership of Common Stock that, together with Common Stock held by such person or group, possesses more than 50 percent of the total Fair Market Value or total voting power of the Common Stock, (ii) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) beneficial ownership of Common Stock possessing 20 percent or more of the total voting power of the Common Stock or
         (iii) a

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         majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of such appointment or election.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended, including any rules and regulations promulgated thereunder.

                  (f) "Committee" means the Human Resources Committee of the Board or such other committee as is appointed by the Board to administer the Plan.

                  (g) "Common Stock" means the common stock of First Union, par value $3.33 1/3 per share.

                  (h) "Corporation" means (i) First Union and any entity that is directly or indirectly controlled by First Union, or (ii) any entity in which First Union has a significant equity interest, as determined by the Committee.

                  (i) "Date of Termination of Employment" means, with respect to an Employee who is terminating employment with the Corporation, (i) the last day such Employee performs actual services for the Corporation as an Employee, (ii) the 91st day of a bona fide leave of absence when such Employee's right to continue employment with the Corporation is not guaranteed by law or contract or, if later, on the date that such legal or contractual guarantee lapses, (iii) the date that such Employee is deemed to have a Disability, or (iv) the date of such Employee's death, as applicable.

                  (j) "Determination Date" means a date established by the Committee to determine Employees eligible to receive Options.

                  (k) "Disability", with respect to an Employee, means permanent and total disability, as defined in Section 22(e)(3) of the Code.

                  (l) "Eligible Employee" means an Employee who, as of a Determination Date, has been employed by the Corporation for no less than six months and who has scheduled employment of greater than 20 hours per week or more than five months in any calendar year.

                  (m) "Employee" means an individual who is actively employed by the Corporation, or on an approved leave of absence.

                  (n) "Fair Market Value" means the closing sales price of the Common Stock on the New York Stock Exchange Composite Transactions tape on the applicable valuation date, or, if there were no sales on the valuation date, the closing sales price on the New York

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         Stock Exchange Composite Transactions tape on the first trading day before such valuation date.

                  (o) "First Union" is defined in Section 1 herein.

                  (p) "Final Purchase Date" means September 30, 2004.

                  (q) "Initial Award Date" means August 2, 1999.

                  (r) "Initial Determination Date" means July 31, 1999.

                  (s) "Initial Eligible Employee" shall mean an Eligible Employee as of the Initial Determination Date.

                  (t) "ISO" means an Option which is designated as an "incentive stock option" and which is intended to meet the requirements of Section 422 of the Code.

                  (u) "Non-Officer" means an Employee who is not an Officer on the applicable Determination Date.

                  (v) "NQSO" means an Option that does not meet the requirements of Section 422 of the Code or which is not designated as an ISO.

                  (w) "Notice of Grant of Option Form" means such notice sent by the Corporation to an Optionee setting forth the terms and conditions of the Options granted to such Optionee, as further described in
         Section 7 herein.

                  (x) "Officer" means an Employee who is designated on the corporate records of the Corporation as an "officer" or "assistant vice president" or more senior title designation on the applicable Determination Date.

                  (y) "Option" means an option to purchase shares of Common Stock granted pursuant to the Plan.

                  (z) "Optionee" means an Eligible Employee who has been granted an Option.

                  (aa) "Option Price" means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option and which shall be based on the Fair Market Value on the applicable Award Date.

                  (bb) "Performance Targets" means the performance targets that First Union will need to meet for Options to become exercisable prior to April 30, 2004.


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                  (cc) "Plan" is defined in Section 1 herein.

                  (dd) "Retirement" means either (i) termination of an Optionee's employment upon satisfaction of the requirements for early retirement under First Union's pension plan, or (ii) termination of an Optionee's employment upon satisfaction of the requirements for normal retirement under the terms of First Union's pension plan.

4.       PLAN ADMINISTRATION.

                  (a) The Committee. The Committee shall be responsible for administering the Plan. The Committee shall be comprised of two or more non-Employee members of the Board each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 under the 1934 Act and qualifies as an "outside director" under Section 162(m) of the Code.

                  (b) Committee Authority. The Committee may at any time alter, amend, suspend or discontinue the Plan or any or all agreements granted under the Plan to the extent permitted by law; provided, however, that no such amendment shall adversely affect an Optionee's then-existing rights. Except as limited by law, or by the Articles of Incorporation or By-laws of First Union, and subject to the provisions herein, the Committee shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations, and guidelines for carrying out the Plan as it may deem necessary or proper, all of which powers shall be executed in the best interests of the Corporation and in keeping with the provisions and objectives of the Plan and the Code. These powers include, but are not limited to (i) establishing all Option terms and conditions, including when such Options become exercisable; (ii) adopting procedures and regulations governing Options; and (iii) making all other determinations necessary or advisable for the administration of the Plan. In addition, except as provided herein, in First Union's Articles of Incorporation or By-laws, or pursuant to applicable law, the Committee shall have authority, in its sole discretion, to accelerate the date that any Option which was not otherwise exercisable or vested shall become exercisable or vested in whole or in part without any obligation to accelerate such date with respect to any other Options granted to any Optionees. All determinations, interpretations or other actions taken or made by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive on all persons interested herein.

                  The Committee may delegate to one or more officers authority to carry out some or all of its responsibilities provided that the Committee may not delegate its authority and powers in any way which would be inconsistent with the requirements of the Code or the 1934 Act. The Committee may at any time rescind the authority delegated to any such officers.

                  In no event shall the Committee have the right to (i) cancel outstanding Options for the purpose of replacing or regranting such Options with an exercise price that is less than the original Option Price of the Option, or (ii) increase the number of shares of Common

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         Stock available for issuance in accordance with Section 5 herein
         (except as provided in Section 5(b)) without stockholder approval.

5. SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN.

         (a) Number. The shares of Common Stock subject to the provisions of the Plan shall be authorized but unissued shares of Common Stock. The maximum number of shares of Common Stock issuable upon the exercise of Options granted under the Plan is 39,000,000 shares (subject to adjustment as provided in the following paragraph). In addition, the number of shares of Common Stock available pursuant to the preceding sentence shall be increased by any shares of Common Stock represented by Options or portions of Options made under the Plan which are forfeited, expire, terminate or are canceled or settled without issuance.

         (b) Adjustments. In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation (provided the Corporation shall be the surviving or resulting corporation in any such merger or consolidation), offering of rights, or any other similar change in the structure of shares of the Common Stock, the Committee may make such adjustment, if any, as the Committee may deem appropriate in the number, kind and price of shares available for purchase under the Plan; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated; and provided, further, that Options granted pursuant to the Plan shall not be adjusted in a manner that causes the Options to fail to continue to qualify as ISOs. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

6. ELIGIBILITY AND GRANTING OF OPTIONS.

         (a) Eligible Employees. Each individual who is an Initial Eligible Employee (i.e., an Employee of the Corporation on the Initial Determination
Date) shall be entitled to receive an Option under the Plan at the Initial Award Date. Each individual who becomes an Eligible Employee after the Initial Award Date may be entitled to receive an Option under the Plan on such later date as determined by the Committee.

         (b) Certain Stockholders Excluded. In no event may an Employee be granted an Option if such Employee, immediately after the Option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of First Union issued and outstanding immediately after the Option is granted. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and Common Stock which the Employee may purchase under outstanding Options shall be treated as Common Stock owned by the Employee.

7.       TERMS AND CONDITIONS OF OPTIONS.

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



         (a) Granting of Options. On an Award Date, each Eligible Employee who is an Officer on the Determination Date preceding such Award Date shall receive an Option to purchase 800 shares of Common Stock at an Option Price equal to the Fair Market Value of the Common Stock on the applicable Award Date. On an Award Date, each Eligible Employee who is a Non-Officer on the Determination Date preceding such Award Date shall receive an Option to purchase 400 shares of Common Stock at an Option Price equal to the Fair Market Value of the Common Stock on the applicable Award Date. Notwithstanding the foregoing and except as set forth in Section 5(b) herein, no Employee shall be granted Options pursuant to this Plan to purchase more than 800 shares of Common Stock.

         (b) Option Price. The Option Price of each Option shall be the Fair Market Value of the Common Stock as of the applicable Award Date.

         (c) Term of Options. Except as otherwise provided below, the term of each Option shall expire on the Final Purchase Date.

         (d) Date on Which Options May Be Exercised. Each Option shall only be exercisable pursuant to the terms and conditions set forth on the applicable Notice of Grant of Option Form, and in no event later than the Final Purchase Date. The Committee shall notify holders of Options, in such manner and at such time as the Committee shall determine, of any Performance Targets relating to such Options.

         (e) Manner of Exercising Options.

                  (i) After an Option becomes exercisable, in whole or in part, pursuant to Section 7(d) and the applicable Notice of Grant of Option Form, an Optionee electing to exercise all or part of such exercisable Option shall notify the Corporation, in such manner and at such time as the Corporation shall determine, of such Optionee's election to purchase all or any part of the shares of Common Stock subject to the Option then exercisable and not previously purchased or forfeited.

                  (ii) Options shall be exercised by the delivery of a written notice of exercise to the Corporation, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such Common Stock. The shares of Common Stock covered by an Option may be purchased by methods permitted by the Committee and/or the Code, including, but not limited to, (A) a cash payment (B) tendering shares of Common Stock owned by the Optionee, valued at the Fair Market Value at the date of exercise; or (C) any combination of the above. As soon as practicable after receipt of a written notification of exercise and full payment, the Corporation shall deliver to the Optionee, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option.

         (f) Termination of Employment.

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



                  (i) If the employment of an Optionee with the Corporation shall terminate by reason of death, Disability or Retirement, any then outstanding Options granted to such Optionee shall become immediately exercisable on the Date of Termination of Employment. Unless the Committee determines otherwise, any such outstanding Options will be forfeited on the expiration date of such Options or within three years after the Date of Termination of Employment, whichever period is shorter. Unless the Committee determines otherwise, if the employment of an Optionee with the Corporation shall terminate for any reason other than death, Disability or Retirement, (i) any then outstanding but unexercisable Options granted to such Optionee will be forfeited on the Date of Termination of Employment, and (ii) any then outstanding and exercisable Options granted to such Optionee will be forfeited on the Final Purchase Date or three months after the Date of Termination of Employment, whichever period is shorter. If an Optionee shall die while an Employee, such Optionee's personal representative or beneficiary (as designated for the Corporation's Basic Life Insurance benefit plan), as applicable, shall succeed to the Optionee's rights under the Plan.

                  (ii) In the case of any outstanding Options granted to an Optionee that are ISOs, the tax treatment prescribed under Section 422 of the Code shall not be available if such Options are not exercised
         (A) within three months after the Date of Termination of Employment, unless such termination is due to death or Disability, or (B) within one year after the Date of Termination of Employment due to Disability. If an Optionee's employment is terminated due to death, the tax treatment prescribed under Section 422 of the Code shall be available if the Optionee was an Employee on either the date of death, or within the three month period prior to the date of death.

         (g) Notice of Grant of Option Form. Options shall be deemed to have been granted hereunder upon the mailing by the Corporation of a Notice of Grant of Option Form to each Eligible Employee, which Notice of Grant of Option Form shall (i) be in such form as the Committee shall determine, (ii) incorporate by reference the terms and provisions of the Plan, (iii) shall contain such terms and conditions on exercisability of Options granted thereunder as the Committee shall determine, and (iv) be sent to each such Eligible Employee as soon as practicable after the applicable Award Date.

         (h) Assignability. No Option granted hereunder shall be assignable or transferable except by will or by the laws of descent and distribution, and shall be exercisable, during the lifetime of an Optionee, only by the Optionee.

8.       TAX WITHHOLDING.

         The Corporation shall have the right to deduct from any settlement of an Option made under the Plan, including the delivery of shares of Common Stock, or require the payment of, a sufficient amount to cover withholding of any federal, state, local, foreign or other governmental taxes or charges the Committee determines is required by law or such greater amount of withholding as the Committee shall determine from time to time and as permitted by applicable rules and regulations, or to take such other action as may be necessary to satisfy any such withholding obligations. If the Committee permits or requires shares of Common Stock to be used to satisfy required tax withholding, such shares of Common Stock shall be valued at the Fair Market Value as of the tax recognition date for such Option or such other date as may be required by applicable law, rule or regulation. The Corporation shall have the right to effect income, social security and medicare tax withholding and reporting as may be required under applicable law upon the disposition by an Employee of Common Stock acquired upon the exercise of an Option qualifying as an ISO at the time of exercise. The Corporation shall collect any required withholding from "other earnings" of the Employee. In the absence of "other earnings" sufficient to satisfy such required withholding, the Employee shall remit amounts required to satisfy such withholding obligations to the Corporation within 10 business days of any notice and request for payment.

9.       RIGHTS AS A STOCKHOLDER.

         No Optionee shall have any rights as a stockholder until full payment has been made for shares purchased by such Optionee hereunder, all required income, social security and medicare withholding requirements have been satisfied, and a stock certificate therefor actually issued to such Optionee. No adjustment will be made for dividends or other rights as to which the record date is prior to the date of such issuance, except as may otherwise be determined by the Committee, in its sole discretion, in the event that a dividend is payable during the final month of the Plan.

10.      EMPLOYEES IN FOREIGN COUNTRIES.

         Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Corporation operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which Employees (if any) employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any Options made to such Employees, and (iii) establish subplans, modified Option exercise and other terms and procedures to the extent the Committee determines such actions may be necessary or advisable.

11.      REGULATORY ACTIONS.

         Prior to the offering of any shares of Common Stock under the Plan, the Corporation shall effect a registration of the offering of the shares of Common Stock issuable under the Plan in accordance with the requirements of the Securities Act of 1933, as amended, and other applicable securities laws. The expense of such registration will be borne by the Corporation.

12.      OTHER BENEFIT AND COMPENSATION PROGRAMS

         Unless otherwise specifically determined by the Committee, the granting of Options shall not be deemed a part of an Optionee's regular, recurring compensation for purposes of calculating payments or benefits from the Corporation's benefit plans or severance program. Further, the

Corporation may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

13.      UNFUNDED PLAN

         Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Corporation and any participant or other person. To the extent any person holds any rights by virtue of an Option granted under the Plan, such rights shall constitute general unsecured liabilities of the Corporation and shall not confer upon any participant any right, title, or interest in any assets of the Corporation.


14.      APPLICATION OF FUNDS.

         The proceeds received by the Corporation from the issuance of Common Stock pursuant to the exercise of Options will be used for general corporate purposes.

15.      NO OBLIGATION TO PURCHASE COMMON STOCK.

         The granting of an Option shall impose no obligation upon the Optionee to purchase any shares of Common Stock covered by such Option.

16.      FUTURE RIGHTS.

         No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving an Optionee the right to be retained in the employ of the Corporation or to participate in any other compensation or benefit plan, program or arrangement of the Corporation. In addition, the Corporation expressly reserves the right at any time to dismiss an Optionee free from any liability or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.

17.      CHANGE OF CONTROL.

         In the event of a Change of Control, all outstanding Options, whether or not then exercisable, shall become immediately exercisable.

18.      NOTICES.

         Any notice which the Corporation or any Optionee may be required or permitted to give to each other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed as follows: if to the Corporation, First Union Corporation, Human Resources Service Center, 1525 West W.T. Harris Blvd., Charlotte, North Carolina 28288-0956, or at such other address as the

Corporation, by notice to the Optionee, may designate in writing from time to time; and if to the optionee, at his address as shown on the corporate payroll system.

19.      GOVERNING LAW.

         The Plan and all Options granted hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

20.      INDEMNIFICATION.

         Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Corporation's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under First Union's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.


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